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                                                                    EXHIBIT 10.5

                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION


                                  by and among

                          SYNERGIS TECHNOLOGIES, INC.,

                      THE UNDERSIGNED STOCKHOLDERS THEREOF,

                                       and

                  UNIVERSAL DOCUMENT MANAGEMENT SERVICES, INC.


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                                TABLE OF CONTENTS

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
ARTICLE I
         Definitions..............................................................................................  1
         Section 1.1       Certain General Definitions............................................................  1

ARTICLE II
         The Merger...............................................................................................  4
         Section 2.1       The Merger.............................................................................  4
         Section 2.2       The Closing............................................................................  4
         Section 2.3       Effective Time.........................................................................  4
         Section 2.4       Articles of Incorporation of Surviving Corporation.....................................  5
         Section 2.5       Code of Regulations of Surviving Corporation...........................................  5
         Section 2.6       Directors of the Surviving Corporation.................................................  5
         Section 2.7       Officers of the Surviving Corporation..................................................  5
         Section 2.8       Conversion of Company Capital Stock....................................................  5
         Section 2.9       Exchange of Certificates Representing Shares of Company Common Stock...................  5
         Section 2.10      Fractional Shares......................................................................  6
         Section 2.11      Subsequent Actions.....................................................................  6

ARTICLE III
         Representations and Warranties of the Company and the Stockholders.......................................  7
         Section 3.1       Organization and Good Standing; Qualification..........................................  7
         Section 3.2       Capitalization.........................................................................  7
         Section 3.3       Transactions in Capital Stock..........................................................  7
         Section 3.4       Continuity of Business Enterprise......................................................  7
         Section 3.5       Corporate Records......................................................................  8
         Section 3.6       Authorization and Validity.............................................................  8
         Section 3.7       No Violation...........................................................................  8
         Section 3.8       Consents...............................................................................  8
         Section 3.9       Financial Statements...................................................................  8
         Section 3.10      Liabilities and Obligations............................................................  9
         Section 3.11      Employee Matters.......................................................................  9
                           3.11.1   Cash Compensation.............................................................  9
                           3.11.2   Compensation Plans............................................................  9
                           3.11.3   Employment Agreements.........................................................  9
                           3.11.4   Employee Policies and Procedures.............................................  10
                           3.11.5   Unwritten Amendments.........................................................  10
                           3.11.6   Labor Compliance.............................................................  10
                           3.11.7   Unions.......................................................................  10
                           3.11.8   Aliens.......................................................................  10
         Section 3.12      Employee Benefit Plans................................................................  10
                           3.12.1   Identification...............................................................  10
                           3.12.2   Administration...............................................................  11
                           3.12.3   Examinations.................................................................  11
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
                           3.12.4   Prohibited Transactions......................................................  11
                           3.12.5   Claims and Litigation........................................................  11
                           3.12.6   Qualification................................................................  11
                           3.12.7   Funding Status...............................................................  11
                           3.12.8   Excise Taxes.................................................................  12
                           3.12.9   Multiemployer Plans..........................................................  12
                           3.12.10  PBGC.........................................................................  12
                           3.12.11  Retirees.....................................................................  12
         Section 3.13      Absence of Certain Changes............................................................  12
         Section 3.14      Title; Leased Assets..................................................................  14
                           3.14.1   Real Property................................................................  14
                           3.14.2   Personal Property............................................................  14
                           3.14.3   Leases.......................................................................  14
                           3.15.1   Commitments; Defaults........................................................  14
                           3.15.2   No Cancellation or Termination of Commitment.................................  15
         Section 3.16      Insurance.............................................................................  16
         Section 3.17      Proprietary Rights and Information....................................................  16
         Section 3.18      Taxes.................................................................................  16
                           3.18.1   Filing of Tax Returns........................................................  17
                           3.18.2   Payment of Taxes.............................................................  17
                           3.18.3   No Pending Deficiencies, Delinquencies, Assessments or Audits................  17
                           3.18.4   No Extension of Limitation Period............................................  17
                           3.18.5   Withholding Requirements Satisfied...........................................  17
                           3.18.6   Foreign Person...............................................................  17
                           3.18.7   Safe Harbor Lease............................................................  17
                           3.18.8   Tax Exempt Entity............................................................  17
                           3.18.9   Collapsible Corporation......................................................  18
                           3.18.10  Boycotts.....................................................................  18
                           3.18.11  Parachute Payments...........................................................  18
                           3.18.12  S Corporation................................................................  18
                           3.18.13  Personal Service Corporation.................................................  18
                           3.18.14  Personal Holding Company.....................................................  18
         Section 3.19      Compliance with Laws..................................................................  18
         Section 3.20      Finder's Fee..........................................................................  19
         Section 3.21      Litigation............................................................................  19
         Section 3.22      Condition of Fixed Assets.............................................................  19
         Section 3.23      Distributions and Repurchases.........................................................  19
         Section 3.24      Banking Relations.....................................................................  19
         Section 3.25      Ownership Interests of Interested Persons; Affiliations...............................  19
         Section 3.26      Investments in Competitors............................................................  19
         Section 3.27      Environmental Matters.................................................................  20
         Section 3.28      Certain Payments......................................................................  20
         Section 3.29      No affiliation with NASD Member.......................................................  20

ARTICLE IV
         Representations and Warranties of the Stockholders......................................................  20
         Section 4.1       Validity; Stockholder Capacity........................................................  20
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
         Section 4.2       No Violation..........................................................................  21
         Section 4.3       Personal Holding Company; Control of Related Businesses...............................  21
         Section 4.4       Transfers of the Company Capital Stock................................................  21
         Section 4.5       Consents..............................................................................  21
         Section 4.6       Certain Payments......................................................................  21
         Section 4.7       Finder's Fee..........................................................................  21
         Section 4.8       Ownership of Interested Persons; Affiliations.........................................  21
         Section 4.9       Investments in Competitors............................................................  22
         Section 4.10      Disposition of Acquiror Shares........................................................  22

ARTICLE V
         Representations and Warranties of Acquiror..............................................................  22
         Section 5.1       Organization and Good Standing........................................................  22
         Section 5.2       Capitalization........................................................................  22
         Section 5.3       Corporate Records.....................................................................  22
         Section 5.4       Authorization and Validity............................................................  23
         Section 5.5       No Violation..........................................................................  23
         Section 5.6       Finder's Fee..........................................................................  23
         Section 5.7       Capital Stock.........................................................................  23
         Section 5.8       Continuity of Business Enterprise.....................................................  23
         Section 5.9       Consents..............................................................................  23
         Section 5.10      Proprietary Rights and Information....................................................  24
         Section 5.11      Taxes.................................................................................  24
                           5.11.1   Filing of Tax Returns........................................................  24
                           5.11.2   Payment of Taxes.............................................................  24
                           5.11.3   No Pending Deficiencies, Delinquencies, Assessments or Audits................  24
                           5.11.4   No Extension of Limitation Period............................................  24
                           5.11.5   All Withholding Requirements Satisfied.......................................  24
                           5.11.6   Foreign Person...............................................................  25
                           5.11.7   Safe Harbor Lease............................................................  25
                           5.11.8   Tax Exempt Entity............................................................  25
                           5.11.9   Collapsible Corporation......................................................  25
                           5.11.10  Boycotts.....................................................................  25
                           5.11.11  Parachute Payments...........................................................  25
                           5.11.12  S Corporation................................................................  25
         Section 5.12      Compliance with Laws..................................................................  25
         Section 5.13      Litigation............................................................................  25
         Section 5.14      Ownership Interests of Interested Persons; Affiliations...............................  26
         Section 5.15      Investments in Competitors............................................................  26
         Section 5.16      Certain Payments......................................................................  26
         Section 5.17      Commitments...........................................................................  26
                           5.17.1   Commitments; Defaults........................................................  26
                           5.17.2   No Cancellation or Termination of Acquiror Commitment........................  27
         Section 5.18      Acquiror Financial Statements.........................................................  28
         Section 5.19      Liabilities and Obligations...........................................................  28
         Section 5.20      Employee Matters......................................................................  28
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
ARTICLE VI
         Covenants of the Company and the Stockholders...........................................................  28
         Section 6.1       Consummation of Agreement.............................................................  28
         Section 6.2       Business Operations...................................................................  28
         Section 6.3       Access................................................................................  29
         Section 6.4       Notification of Certain Matters.......................................................  29
         Section 6.5       Approvals of Third Parties............................................................  29
         Section 6.6       Employee Matters......................................................................  29
         Section 6.7       Contracts.............................................................................  30
         Section 6.8       Capital Assets; Payments of Liabilities...............................................  30
         Section 6.9       Mortgages, Liens and Guaranties.......................................................  30
         Section 6.10      Acquisition Proposals.................................................................  31
         Section 6.11      Distributions and Repurchases.........................................................  31
         Section 6.12      Requirements to Effect the Merger.....................................................  31
         Section 6.13      Lockup Agreements.....................................................................  31
         Section 6.14      S Corporation Distribution; "AAA" Notes. .............................................  32

ARTICLE VII
         Covenants of Acquiror...................................................................................  32
         Section 7.1       Consummation of Agreement.............................................................  32
         Section 7.2       Requirements to Effect Merger.........................................................  32
         Section 7.3       Access................................................................................  32
         Section 7.4       Notification of Certain Matters.......................................................  32
         Section 7.5       Approvals of Third Parties............................................................  33

ARTICLE VIII
         Covenants of all Parties................................................................................  33
         Section 8.1       Filings; Other Action.................................................................  33
         Section 8.2       Amendment of Schedules................................................................  34
         Section 8.3       Stockholder Employment Agreements.....................................................  34

ARTICLE IX
         Conditions Precedent of Acquiror........................................................................  35
         Section 9.1       Due Diligence.........................................................................  35
         Section 9.2       Representations and Warranties........................................................  35
         Section 9.3       Covenants.............................................................................  35
         Section 9.4       Legal Opinion.........................................................................  35
         Section 9.5       Proceedings...........................................................................  35
         Section 9.6       No Material Adverse Change............................................................  35
         Section 9.7       Securities Approvals..................................................................  35
         Section 9.8       Simultaneous Closings.................................................................  35
         Section 9.9       Closing Deliveries....................................................................  36

ARTICLE X
         Conditions Precedent of the Company and the Stockholders................................................  36
         Section 10.1      Representations and Warranties........................................................  36
         Section 10.2      Covenants.............................................................................  36
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
         Section 10.3      Legal Opinions........................................................................  36
         Section 10.4      Proceedings...........................................................................  36
         Section 10.5      Government Approvals and Required Consents............................................  36
         Section 10.6      Securities Approvals..................................................................  36
         Section 10.7      Closing Deliveries....................................................................  37

ARTICLE XI
         Closing Deliveries......................................................................................  37
         Section 11.1      Deliveries of the Company and the Stockholders........................................  37
         Section 11.2      Deliveries of Acquiror................................................................  39

ARTICLE XII
         Post Closing Matters....................................................................................  40
         Section 12.1      Further Instruments of Transfer.......................................................  40
         Section 12.2      Preservation of Tax and Accounting Treatment..........................................  40

ARTICLE XIII
         Remedies................................................................................................  40
         Section 13.1      Indemnification by the Stockholders...................................................  40
         Section 13.2      Indemnification by Acquiror...........................................................  41
         Section 13.3      Conditions of Indemnification.........................................................  42
         Section 13.4      Remedies Not Exclusive................................................................  44
         Section 13.5      Indemnification Limitations...........................................................  44
         Section 13.6      Tax Benefits; Insurance Proceeds......................................................  44
         Section 13.7      Payment of Indemnification Obligation.................................................  44

ARTICLE XIV
         Termination.............................................................................................  45
         Section 14.1      Termination...........................................................................  45
         Section 14.2      Effect of Termination.................................................................  46

ARTICLE XV
         Nondisclosure of Confidential Information...............................................................  46
         Section 15.1      Nondisclosure.........................................................................  46
         Section 15.2      Damages...............................................................................  46
         Section 15.3      Survival..............................................................................  47

ARTICLE XVI
         Transfer Restrictions...................................................................................  47
         Section 16.1      Transfer Restrictions.................................................................  47

ARTICLE XVII
         Federal Securities Law
         Restrictions on Acquiror Common Stock...................................................................  48
         Section 17.1      Investment Representation.............................................................  48
         Section 17.2      Compliance with Law...................................................................  48
         Section 17.3      Economic Risk; Sophistication.........................................................  48
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
         Section 17.4      Accredited Investor Status............................................................  48

ARTICLE XVIII

          Miscellaneous..........................................................................................  49
         Section 18.1      Amendment; Waivers....................................................................  49
         Section 18.2      Assignment............................................................................  49
         Section 18.3      Parties In Interest; No Third Party Beneficiaries.....................................  49
         Section 18.4      Entire Agreement......................................................................  49
         Section 18.5      Severability..........................................................................  49
         Section 18.6      Survival of Representations, Warranties and Covenants.................................  50
         Section 18.7      Governing Law.........................................................................  50
         Section 18.8      Captions..............................................................................  50
         Section 18.9      Gender and Number.....................................................................  50
         Section 18.10     Reference to Agreement................................................................  50
         Section 18.11     Confidentiality; Publicity and Disclosures............................................  50
         Section 18.12     Notice................................................................................  50
         Section 18.13     Choice of Forum.......................................................................  51
         Section 18.14     No Waiver; Remedies...................................................................  51
         Section 18.15     Counterparts..........................................................................  52
         Section 18.16     Costs, Expenses and Legal Fees........................................................  52
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                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

         This Agreement and Plan of Merger and Reorganization (this "Agreement"), dated as of ________, 1997, is by and among Synergis Technologies Inc., a Pennsylvania corporation (the "Company"), Janet Kiehart, William Stamp and David Sharp, stockholders of the Company (collectively, the "Stockholders") and Universal Document Management Systems, Inc., an Ohio corporation ("Acquiror").

                                   WITNESSETH:

         WHEREAS, the Boards of Directors of each of the Company and Acquiror have determined that a business combination between the Company and Acquiror is in the best interests of their respective companies and stockholders and presents an opportunity for their respective companies to achieve long-term strategic objectives and, accordingly, have agreed to effect the Merger (as hereinafter defined) upon the terms and subject to the conditions set forth herein; and

         WHEREAS, it is intended that for federal income tax purposes the Merge shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code; and

         WHEREAS, Acquiror has entered or intends to enter into merger or other acquisition agreements (collectively, the "Other Agreements") pursuant to which it intends to acquire a number of other companies whose businesses are similar to that of the Company, the "Target Companies," as such term is defined herein; and

         WHEREAS, to provide Acquiror with necessary working capital and funds required to consummate the transactions contemplated hereby, Acquiror will, subject to the terms and conditions of this Agreement, enter into an underwriting agreement with the Underwriter Representative (as defined herein) in connection with the Initial Public Offering (as defined herein); and

         WHEREAS, prior to the Closing Date (defined below), Acquiror intends to change its name to Synergis Technologies, Inc.;

         NOW, THEREFORE, and in consideration of the mutual representations, warranties and covenants herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.1 CERTAIN GENERAL DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

                  1.1.1 "actual knowledge", "have no actual knowledge of", "do not actually know of" and similar phrases shall mean (i) in the case of a natural person, the actual conscious awareness, or not, as the context requires, of the particular fact by such person, and (ii) in the case of an entity, the actual conscious awareness, or not, as the context requires, of the particular fact by any stockholder, director or executive officer of such entity.

                  1.1.2 "Affiliate" with respect to any person shall mean a person that directly or indirectly through one or more intermediaries, controls, or is controlled by or is under common control with, such person.

                  1.1.3 "best knowledge", "have knowledge of", "have no knowledge of", "do not know of" or "to the knowledge of" and similar phrases shall mean (i) in the case of a natural person, the particular fact was known, or not known, as the context requires, to such person after diligent investigation and inquiry by such person, and (ii) in the case of an entity, the particular fact was known, or not known, as the context requires, to any stockholder, director or executive officer of such entity after diligent investigation and inquiry.

                  1.1.4 "Company Capital Stock" shall mean the shares of capital stock of the Company, as set forth in the Company Disclosure Schedules, which are authorized, issued and outstanding as of the Effective Time.

                  1.1.5 "Company Disclosure Schedules" shall mean the schedules of exceptions and other disclosures attached hereto as of the date hereof or otherwise delivered by the Company and the Stockholders to Acquiror, as such may be amended or supplemented from time to time pursuant to the provisions hereof. The information contained in the Company Disclosure Schedules is labeled to correspond with the Section numbers of this Agreement to which the disclosure relates.

                  1.1.6 "Confidential Information" shall mean all trade secrets and other confidential and/or proprietary information of the particular person, including information derived from reports, investigations, research, work in progress, codes, marketing and sales programs, financial projections, cost summaries, pricing formulae, contract analyses, financial information, projections, confidential filings with any state or federal agency, and all other confidential concepts, methods of doing business, ideas, materials or information prepared or performed for, by or on behalf of such person by its employees, officers, directors, agents, representatives, or consultants.

                  1.1.7 "Environmental Laws" shall mean any laws or regulations pertaining to health or the environment, as in effect on the date hereof and the Closing Date, including without limitation (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.), as amended (including without limitation as amended pursuant to the Superfund Amendments and Reauthorization Act of 1986), and regulations promulgated thereunder, (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Sections 6901 et seq., as amended), and regulations promulgated thereunder, (iii) statutes, rules or regulations, whether federal, state or local, applicable to the Company's assets or operations that relate to asbestos or polychlorinated biphenyls, and (iv) the provisions contained in any similar state statutes or regulations relating to environmental matters applicable to the Company's assets or operations.

                  1.1.8 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  1.1.9 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  1.1.10 "Initial Public Offering" shall mean the initial underwritten public offering of Acquiror Common Stock contemplated by the Registration Statement.

                  1.1.11 "Initial Public Offering Price" shall mean the price per share at which Acquiror Common Stock is offered for sale to the public in the Initial Public Offering.

                  1.1.12 "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

                  1.1.13 "IRS" shall mean the Internal Revenue Service of the United States Department of the Treasury.

                  1.1.14 "Material Adverse Effect" shall mean a material adverse effect on the Company's or Acquiror's business, operations, condition (financial or otherwise) or results of operations, taken as a whole, in consideration of all relevant facts and circumstances.

                  1.1.15 "ordinary course of business" shall mean the usual and customary way in which the Company has conducted its business in the past.

                  1.1.16 "person" shall mean any natural person, corporation, partnership, joint venture, limited liability company, association, group, organization or other entity.

                  1.1.17 "Related Acquisitions" shall mean, collectively, the Merger, and the mergers and acquisitions of entities and assets contemplated by the Other Agreements.

                  1.1.18 "Schedules" shall mean the Company Disclosure Schedules and the Acquiror Disclosure Schedules.

                  1.1.19 "SEC" shall mean the United States Securities and Exchange Commission.

                  1.1.20 "Securities Act" shall mean the Securities Act of 1933, as amended.

                  1.1.21 "Target Companies" shall mean the companies listed on
Exhibit 1.1.21 which Acquiror intends to acquire simultaneously with its acquisition of the Company.

                  1.1.22 "Tax Returns" shall include all federal, state, local or foreign income, excise, corporate, franchise, property, sales, use, payroll, withholding, provider, environmental, duties, value added and other tax returns (including information returns).

                  1.1.23 "Underwriter Representative" shall mean the Robinson-Humphrey Company, Inc., managing underwriter in the Initial Public Offering.

                  1.1.24 "Acquiror Common Stock" shall mean the Common Stock, without par value, of Acquiror.

                  1.1.25 "Acquiror Disclosure Schedules" shall mean the schedules of exceptions and other disclosures attached hereto or otherwise delivered by Acquiror to the Company and/or the Stockholders, as such may be amended or supplemented from time to time pursuant to the provisions hereof. The information contained in the Acquiror Disclosure Schedules is labeled to correspond with the Section numbers of this Agreement to which the disclosure relates, if applicable.


                                   ARTICLE II

                                   THE MERGER

2.1 THE MERGER. Subject to the terms and conditions of this Agreement, at the Effective Time, the Company shall be merged with and into Acquiror in accordance with this Agreement and the separate corporate existence of the Company shall thereupon cease (the "Merger"). Acquiror shall be the surviving corporation in the Merger (in such capacity, hereinafter referred to as the "Surviving Corporation") and shall continue to be governed by the laws of the State of Ohio, and the separate corporate existence of Acquiror with all its rights, privileges, powers, immunities, purposes and franchises shall continue unaffected by the Merger, except as set forth herein. The Merger shall have the effects specified in the Ohio General Corporation Law and Pennsylvania Business Corporation Law.

2.2 THE CLOSING. The Closing shall take place at 10:00 a.m., Cincinnati time, at the offices of Dinsmore & Shohl LLP simultaneously with the closings of the Initial Public Offering and Acquiror's acquisitions of the Target Companies. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

2.3 EFFECTIVE TIME. If all the conditions to the Merger set forth in Articles IX and X shall have been fulfilled or waived in accordance herewith and this Agreement shall not have been terminated in accordance with Article XIV, the parties hereto shall cause to be properly executed and filed on the Closing Date a Certificate of Merger meeting the requirements of Section 1701.79 of the Ohio Revised Code and Articles of Merger meeting the requirements of Section 1926 of the Pennsylvania Business Corporation Law, as amended. The Merger shall become effective at the time of the filing of such document with the Secretaries of State of Pennsylvania and Ohio, in accordance with such laws or at such later time which the parties hereto have theretofore agreed upon and designated in such filings as the effective time of the Merger (the "Effective Time").

2.4 ARTICLES OF INCORPORATION OF SURVIVING CORPORATION. The Articles of Incorporation of Acquiror in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until duly amended in accordance with their terms.

2.5 CODE OF REGULATIONS OF SURVIVING CORPORATION. The Code of Regulations of Acquiror in effect immediately prior to the Effective Time shall be the Code of Regulations of the Surviving Corporation until duly amended in accordance with its terms.

2.6 DIRECTORS OF THE SURVIVING CORPORATION. The persons who are directors of Acquiror immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Articles of Incorporation and Code of Regulations.

2.7 OFFICERS OF THE SURVIVING CORPORATION. The persons who are officers of Acquiror immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation and shall hold their same respective office(s) until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

2.8 CONVERSION OF COMPANY CAPITAL STOCK. The manner of converting shares of the Company in the Merger shall be as follows:

                  2.8.1 As a result of the Merger and without any action on the part of the holder thereof, all shares of Company Capital Stock issued and outstanding at the Effective Time shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Company Capital Stock shall thereafter cease to have any rights with respect to such shares of Company Capital Stock, except the right to receive, without interest, validly issued, fully paid and nonassessable shares of Acquiror Common Stock and other consideration, if any, determined in accordance with the provisions of Exhibit 2.8.1 attached hereto (collectively, the "Merger Consideration") upon the surrender of such certificate.

                  2.8.2 Each share of Company Capital Stock held in the Company's treasury at the Effective Time, by virtue of the Merger, shall cease to be outstanding and shall be canceled and retired without payment of any consideration therefor and shall cease to exist.

2.9      EXCHANGE OF CERTIFICATES REPRESENTING SHARES OF COMPANY COMMON STOCK.

                  2.9.1 At or after the Effective Time and at Closing (i) each Stockholder, as the holder of a certificate or certificates representing shares of Company Capital Stock, shall, upon surrender of such certificate or certificates, receive the number of shares of Acquiror Common Stock and other consideration, if any, determined in accordance with the provisions of Exhibit
2.8.1 attached hereto; and (ii) until the certificate or certificates representing Company Capital Stock have been surrendered by a Stockholder and replaced by a certificate or certificates representing Acquiror Common Stock, the certificate or certificates for Company Capital Stock shall, for all purposes be deemed to evidence ownership of the number of shares of Acquiror Common Stock and other consideration, if any, determined in accordance with the provisions of Exhibit 2.8.1 attached hereto. All shares of Acquiror Common Stock issuable to a Stockholder in the Merger shall be deemed for all purposes to have been issued by Acquiror at the Effective Time.

                  2.9.2 Each Stockholder shall deliver to Acquiror at Closing the certificate or certificates representing Company Capital Stock owned by him, her or it, duly endorsed in blank by such Stockholder, or accompanied by duly endorsed stock powers in blank, and with all necessary transfer tax and other revenue stamps, acquired at such Stockholder's expense, affixed and canceled. Each Stockholder agrees to cure any deficiencies with respect to the endorsement of the certificates or other documents of conveyance with respect to such Company Capital Stock or with respect to the stock powers accompanying any Company Capital Stock. Upon such delivery, each Stockholder shall receive in exchange therefor a certificate representing that number of shares of Acquiror Common Stock and the amount of cash, if any, such Stockholder is entitled to receive pursuant hereto.

2.10 FRACTIONAL SHARES. Notwithstanding any other provision herein, no fractional shares of Acquiror Common Stock will be issued and any Stockholder entitled hereunder to receive a fractional share of Acquiror Common Stock but for this Section 2.10 will be entitled to receive a cash payment in lieu thereof reflecting such Stockholder's proportionate interest in a share of Acquiror Common Stock multiplied by the Initial Public Offering Price.

2.11 SUBSEQUENT ACTIONS. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of any of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, and to effect the cancellation of all outstanding shares of Company Capital Stock in return for the consideration set forth in this Agreement, the officers and directors of the Surviving Corporation shall, at the sole cost and expense of the Surviving Corporation, be authorized to execute and deliver, in the name and on behalf of the Company, to carry out all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of the Company, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.


                                   ARTICLE III

       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE STOCKHOLDERS

         The Company and the Stockholders, jointly and severally, represent and warrant to Acquiror that except as may be set forth in the Company Disclosure Schedules the following are true and correct as of the date hereof:

3.1 ORGANIZATION AND GOOD STANDING; QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of organization, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Company is not duly qualified and licensed to do business in any other jurisdiction. The Company does not have any assets, employees or offices in any state other than the state of its organization.

3.2 CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company is set forth in the Company Disclosure Schedules. The Stockholders own all of the issued and outstanding Company Capital Stock, free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies and shareholders' agreements. Each outstanding share of Company Capital Stock has been legally and validly issued and is fully paid and nonassessable. No shares of Company Capital Stock are owned by the Company in treasury. No shares of Company Capital Stock have been issued or disposed of in violation of the preemptive rights, rights of first refusal or similar rights of any of the Company's stockholders. The Company has no bonds, debentures, notes or other obligations the holders of which have the right to vote (or are convertible into or exercisable for securities having the right to vote) with the Stockholders on any matter.

3.3 TRANSACTIONS IN CAPITAL STOCK. The Company has not acquired any Company Capital Stock since January 1, 1993. There exist no options, warrants, subscriptions or other rights to purchase, or securities convertible into or exchangeable for, any of the authorized or outstanding securities of the Company, and no option, warrant, call, conversion right or commitment of any kind exists which obligates the Company to issue any of its authorized but unissued capital stock. The Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interests therein or to pay any dividend or make any distribution in respect thereof. Neither the equity structure of the Company nor the relative ownership of shares among any of its stockholders has been altered or changed in contemplation of the Merger within the two years preceding the date of this Agreement.

3.4 CONTINUITY OF BUSINESS ENTERPRISE. There has not been any sale, distribution or spin-off of significant assets of the Company or any of its Affiliates other than in the ordinary course of business within the two years preceding the date of this Agreement.

3.5 CORPORATE RECORDS. The copies of the Articles of Incorporation and Bylaws, and all amendments thereto, of the Company that have been delivered or made available to Acquiror are true, correct and complete copies thereof, as in effect on the date hereof. The minute books of the Company, copies of which have been delivered or made available to Acquiror, contain accurate minutes of all meetings of, and accurate consents to all actions taken without meetings by, the Board of Directors (and any committees thereof) and the stockholders of the Company since its formation.

3.6 AUTHORIZATION AND VALIDITY. The execution, delivery and performance by the Company of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies. The Company has obtained, in accordance with applicable law and its Articles of Incorporation and Bylaws, the approval of its stockholders necessary to the consummation of the transactions contemplated hereby.

3.7 NO VIOLATION. Neither the execution, delivery or performance of this Agreement or the other agreements contemplated hereby nor the consummation of the transactions contemplated hereby or thereby will
         (a) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of the Company, (b) except as would not, individually or in the aggregate, result in a Material Adverse Effect, conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, any agreement, indenture or other instrument under which the Company is bound or to which any of the assets of the Company are subject, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any of the assets of the Company or (c) to the knowledge of the Company, except as would not, individually or in the aggregate, result in a Material Adverse Effect, violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body.

3.8 CONSENTS. Except as may have been obtained or as may be required under the Exchange Act, the Securities Act, the Pennsylvania Business Corporation Law, as amended, and state securities laws, no consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of the Company, other than such consents as to which the failure to obtain would not, individually or in the aggregate, result in a Material Adverse Effect.

3.9 FINANCIAL STATEMENTS. The Company has furnished to Acquiror its: (i) audited balance sheet (the "Company Balance Sheet") as of September 30, 1996 (the "Company Balance Sheet Date") and 1995, and the related audited statements of operations, stockholders' equity and cash flows for its three full fiscal years ended September 30, 1996; and (ii) unaudited balance sheet as of June 30, 1997 and related unaudited statements of operations, stockholders' equity and cash flows for the nine months ended June 30, 1997 and 1996 (collectively, with the related notes thereto, the "Financial Statements"), copies of all of which are included in the Company Disclosure Schedules. The Financial Statements fairly present the financial condition and results of operations of the Company as of the dates and for the periods indicated and have been prepared in conformity with generally accepted accounting principles (subject to normal year-end adjustments and the absence of notes for any unaudited interim financial statement for any interim periods presented) applied on a consistent basis with prior periods, except as otherwise indicated in the Financial Statements.

3.10 LIABILITIES AND OBLIGATIONS. The Financial Statements reflect all liabilities of the Company, accrued, contingent or otherwise that would be required to be reflected on a balance sheet, or in the notes thereto, prepared in accordance with generally accepted accounting principles. Except as set forth in the Financial Statements, the Company is not liable upon or with respect to, or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity, and the Company does not know of any valid basis for the assertion of any other claims or liabilities of any nature or in any amount.

3.11     EMPLOYEE MATTERS.

                  3.11.1 CASH COMPENSATION. The Company Disclosure Schedules contain a complete and accurate list of the names, titles and annual cash compensation as of June 30, 1997, including without limitation wages, salaries, bonuses (discretionary and formula) and other cash compensation (the "Cash Compensation") of all employees of the Company. In addition, the Company Disclosure Schedules contain a complete and accurate description of (i) all increases in Cash Compensation of employees of the Company during the current fiscal year and the immediately preceding fiscal year and (ii) any promised increases in Cash Compensation of employees of the Company that have not yet been effected.

                  3.11.2 COMPENSATION PLANS. The Company Disclosure Schedules contain a complete and accurate list of all compensation plans, arrangements or practices (the "Compensation

Plans") sponsored by the Company or to which the Company contributes on behalf of its employees. The Compensation Plans include without limitation plans, arrangements or practices that provide for severance pay, deferred compensation, incentive, bonus or performance awards, and stock ownership or stock options. The Company has provided or made available to Acquiror a copy of each written Compensation Plan and a written description of each unwritten Compensation Plan. Each of the Compensation Plans can be terminated or amended at will by the Company.

                  3.11.3 EMPLOYMENT AGREEMENTS. The Company is not a party to any employment agreement ("Employment Agreements") with respect to any of its employees. Employment Agreements include without limitation employee leasing agreements, employee services agreements and noncompetition agreements.

                  3.11.4 EMPLOYEE POLICIES AND PROCEDURES. The Company Disclosure Schedules contain a complete and accurate list of all employee manuals and all material policies, procedures and work-related rules (the "Employee Policies and Procedures") that apply to employees of the Company. The Company has provided or made available to Acquiror a copy of all written Employee Policies and Procedures and a written description of all material unwritten Employee Policies and Procedures.

                  3.11.5 UNWRITTEN AMENDMENTS. No material unwritten amendments have been made, whether by oral communication, pattern of conduct or otherwise, with respect to any Compensation Plans or Employee Policies and Procedures.

                  3.11.6 LABOR COMPLIANCE. To the knowledge of the Company, the Company has been and is in compliance with all applicable laws, rules, regulations and ordinances respecting employment and employment practices, terms and conditions of employment and wages and hours, except for any such failures to be in compliance that, individually or in the aggregate, would not result in a Material Adverse Effect, and the Company is not liable for any arrears of wages or penalties for failure to comply with any of the foregoing. To the knowledge of the Company, the Company has not engaged in any unfair labor practice or discriminated on the basis of race, color, religion, sex, national origin, age, disability or handicap in its employment conditions or practices that would, individually or in the aggregate, result in a Material Adverse Effect. There are no (i) unfair labor practice charges or complaints or racial, color, religious, sex, national origin, age, disability or handicap discrimination charges or complaints pending or, to the actual knowledge of the Company, threatened against the Company before any federal, state or local court, board, department, commission or agency (nor, to the actual knowledge of the Company, does any valid basis therefor exist) or (ii) existing or, to the actual knowledge of the Company, threatened labor strikes, disputes, grievances, controversies or other labor troubles affecting the Company (nor, to the actual knowledge of the Company, does any valid basis therefor exist).

                  3.11.7 UNIONS. The Company has never been a party to any agreement with any union, labor organization or collective bargaining unit. The Company has not been advised by any employee that he or she is represented by any union, labor organization or collective bargaining unit.

To the actual knowledge of the Company, none of the employees of the Company has threatened to organize or join a union, labor organization or collective bargaining unit.

                  3.11.8 ALIENS. To the best knowledge of the Company, all employees of the Company are citizens of, or are authorized in accordance with federal immigration laws to be employed in, the United States.

3.12     EMPLOYEE BENEFIT PLANS.

                  3.12.1 IDENTIFICATION. The Company Disclosure Schedules contain a complete and accurate list of all employee benefit plans (within the meaning of Section 3(3) of ERISA) sponsored by the Company or to which the Company contributes on behalf of its employees and all employee benefit plans previously sponsored or contributed to on behalf of its employees within the three years preceding the date hereof (the "Employee Benefit Plans"). The Company has provided or made available to Acquiror copies of all plan documents, determination letters, pending determination letter applications, trust instruments, insurance contracts, administrative services contracts, annual reports, actuarial valuations, summary plan descriptions, summaries of material modifications, administrative forms and other documents that constitute a part of or are incident to the administration of the Employee Benefit Plans. In addition, the Company has provided or made available to Acquiror a written description of all existing practices engaged in by the Company that constitute Employee Benefit Plans. Subject to the requirements of the Internal Revenue Code and ERISA, each of the Employee Benefit Plans can be terminated or amended at will by the Company. No unwritten amendment exists with respect to any Employee Benefit Plan.

                  3.12.2 ADMINISTRATION. To the knowledge of the Company, each Employee Benefit Plan has been administered and maintained in compliance with all applicable laws, rules and regulations, except where the failure to be in compliance would not, individually or in the aggregate, result in a Material Adverse Effect. The Company and the Stockholders have made all necessary filings, reports and disclosures pursuant to and have complied with all requirements of the IRS Voluntary Compliance Resolution Program with respect to all applicable Employee Benefit Plans.

                  3.12.3 EXAMINATIONS. The Company has not received any notice that any Employee Benefit Plan is currently the subject of an audit, investigation, enforcement action or other similar proceeding conducted by any state or federal agency.

                  3.12.4 PROHIBITED TRANSACTIONS. To the knowledge of the Company, no prohibited transactions (within the meaning of Section 4975 of the Internal Revenue Code or Sections 406 and 407 of ERISA) have occurred with respect to any Employee Benefit Plan.

                  3.12.5 CLAIMS AND LITIGATION. No pending or, to the actual knowledge of the Company, threatened, claims, suits or other proceedings exist with respect to any Employee Benefit Plan other than normal benefit claims filed by participants or beneficiaries.

                  3.12.6 QUALIFICATION. The Company has received a favorable determination letter or ruling from the IRS for each of the Employee Benefit Plans intended to be qualified within the meaning of Section 401(a) of the Internal Revenue Code and/or tax-exempt within the meaning of Section 501 (a) of the Internal Revenue Code. No proceedings exist or, to the actual knowledge of the Company, have been threatened that could result in the revocation of any such favorable determination letter or ruling.

                  3.12.7 FUNDING STATUS. No accumulated funding deficiency (within the meaning of Section 412 of the Internal Revenue Code), whether or not waived, exists with respect to any Employee Benefit Plan or any plan sponsored by any member of a controlled group (within the meaning of Section 412(n)(6)(B) of the Internal Revenue Code) in which the Company is a member (a "Controlled Group"). With respect to each Employee Benefit Plan subject to Title IV of ERISA, the assets of each such plan are at least equal in value to the present value of accrued benefits determined on an ongoing basis as of the date hereof. The Company does not sponsor any Employee Benefit Plan described in Section 501(c)(9) of the Internal Revenue Code. None of the Employee Benefit Plans are subject to actuarial assumptions.

                  3.12.8 EXCISE TAXES. Neither the Company nor any member of a Controlled Group has any liability to pay excise taxes with respect to any Employee Benefit Plan under applicable provisions of the Code or ERISA.

                  3.12.9 MULTIEMPLOYER PLANS. Neither the Company nor any member of a Controlled Group is or ever has been obligated to contribute to a multiemployer plan within the meaning of Section 3(37) of ERISA.

                  3.12.10 PBGC. To the knowledge of the Company, none of the Employee Benefit Plans is subject to the requirements of Title IV of ERISA.

                  3.12.11 RETIREES. The Company has no obligation or commitment to provide medical, dental or life insurance benefits to or on behalf of any of its employees who may retire or any of its former employees who have retired except as may be required pursuant to the continuation of coverage provisions of
Section 4980B of the Internal Revenue Code and Sections 601 through 608 of
ERISA.

3.13     ABSENCE OF CERTAIN CHANGES.  Since June 30, 1997, the Company has not

                  3.13.1 suffered a Material Adverse Effect, whether or not caused by any deliberate act or omission of the Company or a Stockholder;

                  3.13.2 contracted for the purchase of any capital asset having a cost in excess of $25,000 or made any single capital expenditure in excess of $25,000;

                  3.13.3 incurred any indebtedness for borrowed money (other than short-term borrowing in the ordinary course of business), or issued or sold any debt securities;

                  3.13.4 incurred or discharged any material liabilities or obligations except in the ordinary course of business;

                  3.13.5 paid any amount on any indebtedness prior to the due date, forgiven or cancelled any claims or any debt in excess of $5,000, or released or waived any rights or claims except in the ordinary course of business;

                  3.13.6 mortgaged, pledged or subjected to any security interest, lien, lease or other charge or encumbrance any of its properties or assets (other than statutory liens arising in the ordinary course of business or other liens that do not materially detract from the value or interfere with the use of such properties or assets);

                  3.13.7 suffered any damage or destruction to or loss of any assets (whether or not covered by insurance) that has, individually or in the aggregate, resulted in a Material Adverse Effect;

                  3.13.8 acquired or disposed of any assets having an aggregate value in excess of $5,000, except in the ordinary course of business;

                  3.13.9 written up or written down the carrying value of any of its assets, other than accounts receivable in the ordinary course of business;

                  3.13.10 changed the costing system or depreciation methods of accounting for its assets in any material respect;

                  3.13.11 lost or terminated any employee, customer or supplier that has, individually or in the aggregate, resulted in a Material Adverse Effect;

                  3.13.12 except in the ordinary course of business consistent with past practice, increased the compensation of any director, officer, key employee or consultant;

                  3.13.13 increased the compensation of any employee (except for increases in the ordinary course of business consistent with past practice) or hired any new employee who is expected to receive annualized compensation of at least $50,000;

                  3.13.14 except in the ordinary course of business consistent with past practice, made any payments to or loaned any money to any employee, officer, director or stockholder;

                  3.13.15 formed or acquired or disposed of any interest in any corporation, partnership, joint venture or other entity;

                  3.13.16 redeemed, purchased or otherwise acquired, or sold, granted or otherwise disposed of, directly or indirectly, any of its capital stock or securities or any rights to acquire such capital stock or securities, or agreed to change the terms and conditions of any such capital stock, securities or rights;

                  3.13.17 entered into any agreement providing for total payments in excess of $5,000 in any 12 month period with any person or group, or modified or amended in any material respect the terms of any such existing agreement, except in the ordinary course of business;

                  3.13.18 entered into, adopted or amended any Employee Benefit Plan, except as contemplated hereby or the other agreements contemplated hereby; or

                  3.13.19 entered into any other commitment or transaction or experienced any other event that would materially interfere with its performance under this Agreement or any other agreements or document executed or to be executed pursuant to this Agreement, or otherwise has, individually or in the aggregate, resulted in a Material Adverse Effect.

3.14     TITLE; LEASED ASSETS.

                  3.14.1 REAL PROPERTY. The Company does not own any interest (other than leasehold interests described in the Company Disclosure Schedules) in real property. The leased real property described in the Company Disclosure Schedules constitutes the only real property necessary for the conduct of the Company's business.

                  3.14.2 PERSONAL PROPERTY. The Company has good, valid and marketable title to all the personal property owned by the Company, all of which is reflected in the Financial Statements (collectively, the "Personal Property"). The Personal Property and the leased personal property referred to in Section 3.14.3 constitute the only personal property necessary for the conduct of the Company's business. Upon consummation of the transactions contemplated hereby, such interest in the Personal Property shall be free and clear of all security interests, liens, claims and encumbrances, other than statutory liens arising in the ordinary course of business or other liens that do not materially detract from the value or interfere with the use of such properties or assets.

                  3.14.3 LEASES. A list and brief description of (i) all leases of real property and (ii) leases of personal property involving rental payments within any 12 month period in excess of $5,000, in either case to which the Company is a party, either as lessor or lessee, are set forth in the Company Disclosure Schedules. All such leases are valid and, to the actual knowledge of the Company, enforceable in accordance with their respective terms except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

3.15     COMMITMENTS.

                  3.15.1 COMMITMENTS; DEFAULTS. Any of the following as to which the Company is a party or is bound by, or which any of the shares of Company Capital Stock are subject to, or which the assets or the business of the Company are bound by, whether or not in writing, are listed in the Company Disclosure Schedules (collectively "Commitments"):

                         3.15.1.1 any partnership or joint venture agreement;

                         3.15.1.2 any guaranty or suretyship, indemnification or
contribution agreement or performance bond;

                         3.15.1.3 any debt instrument, loan agreement or other
obligation relating to indebtedness for borrowed money or money lent or to be lent to another;

                         3.15.1.4 any contract to purchase real property;

                         3.15.1.5 any agreement with dealers or sales or
commission agents, public relations or advertising agencies, accountants or attorneys (other than in connection with this Agreement and the transactions contemplated hereby) involving total payments within any 12 month period in excess of $5,000 and which is not terminable on 30 days' notice or without penalty;

                         3.15.1.6 any agreement relating to any material matter
or transaction in which an interest is held by a person or entity that is an Affiliate of the Company or any Stockholder;

                         3.15.1.7 any agreement for the acquisition of services,
supplies, equipment, inventory, fixtures or other property involving more than $5,000 in the aggregate;

                         3.15.1.8 any powers of attorney;

                         3.15.1.9 any contracts containing noncompetition
covenants;

                         3.15.1.10 any agreement providing for the purchase from
a supplier of all or substantially all of the requirements of the Company of a particular product or service; or

                         3.15.1.11 any other agreement or commitment not made in
the ordinary course of business or that is material to the business, operations, condition (financial or otherwise) or results of operations of the Company.

True, correct and complete copies of the written Commitments, and true, correct and complete written descriptions of the oral Commitments, have heretofore been delivered or made available to Acquiror. There are no existing or asserted defaults, events of default or events, occurrences, acts or omissions that, with the giving of notice or lapse of time or both, would constitute defaults by the

Company or, to the actual knowledge of the Company, any other party to a material Commitment, and no penalties have been incurred nor are amendments pending, with respect to the material Commitments. The Commitments are in full force and effect and are valid and enforceable obligations of the Company and, to the actual knowledge of the Company, the other parties thereto in accordance with their respective terms, in each case as may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally or the availability of equitable remedies, and no defenses, off-sets or counterclaims have been asserted or, to the actual knowledge of the Company, may be made by any party thereto (other than the Company), nor has the Company waived any rights thereunder.

                  3.15.2 NO CANCELLATION OR TERMINATION OF COMMITMENT. Neither the Company nor any Stockholder has received notice of any plan or intention of any other party to any Commitment to exercise any right to cancel or terminate any Commitment, and the Company does not know of any fact that would justify the exercise of such a right; and neither the Company nor any Stockholder currently contemplates, or has knowledge that any other person currently contemplates, any amendment or change to any Commitment.

3.16 INSURANCE. The Company carries property, liability, workers' compensation and such other types of insurance pursuant to the insurance policies listed and briefly described in the Company Disclosure Schedules (the "Insurance Policies"). The Insurance Policies are all of insurance polices relating to the business of the Company. All of the Insurance Policies are issued by insurers of recognized responsibility, and, to the actual knowledge of the Company, are valid and enforceable policies, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies. All Insurance Policies shall be maintained in force without interruption up to and including the Closing Date. True, complete and correct copies of all Insurance Policies have been provided or made available to Acquiror. Neither the Company nor any Stockholder has received any notice or other communication from any issuer of any Insurance Policy canceling such policy, materially increasing any deductibles or retained amounts thereunder, or materially increasing the annual or other premiums payable thereunder, and to the actual knowledge of the Company, no such cancellation or increase of deductibles, retainages or premiums is threatened. There are no outstanding claims, settlements or premiums owed against any Insurance Policy, or the Company has given all notices or has presented all potential or actual claims under any Insurance Policy in due and timely fashion. The Company Disclosure Schedules also set forth a list of all claims under any Insurance Policy in excess of $10,000 per occurrence filed by the Company during the immediately preceding three-year period.

3.17 PROPRIETARY RIGHTS AND INFORMATION. Set forth in the Company Disclosure Schedules is a true and correct description of the following ("Proprietary Rights"):

                   3.17.1 all trademarks, trade-names, service marks and other trade designations, including common law rights, registrations and applications therefor, and all patents and applications therefor currently owned, in whole or in part, by the Company, and all licenses, royalties, assignments and other similar agreements relating to the foregoing to which the Company is a party (including expiration date if applicable); and

                  3.17.2 all agreements relating to technology, know-how or processes that the Company is licensed or authorized to use by others, or which it licenses or authorizes others to use.

The Company owns or has the legal right to use the Proprietary Rights, and to the actual knowledge of the Company, without conflicting, infringing or violating the rights of any other person. No consent of any person will be required for the use thereof by Acquiror upon consummation of the transactions contemplated hereby and the Proprietary Rights are freely transferable. No claim has been asserted by any person to the ownership of or for infringement by the Company of the proprietary right of any other person, and the Company does not know of any valid basis for any such claim. The Company to its actual knowledge has the right to use, free and clear of any adverse claims or rights of others all trade secrets, customer lists and proprietary information required for the marketing of all merchandise and services formerly or presently sold or marketed by it.

3.18     TAXES.

                  3.18.1 FILING OF TAX RETURNS. The Company has duly and timely filed (in accordance with any extensions duly granted by the appropriate governmental agency, if applicable) with the appropriate governmental agencies all Tax Returns and reports required to be filed by the United States or any state or any political subdivision thereof or any foreign jurisdiction. All such Tax Returns or reports are complete and accurate in all material respects and properly reflect the taxes of the Company for the periods covered thereby. True and correct copies of such Tax Returns for the past five taxable years have heretofore been delivered to Acquiror.

                  3.18.2 PAYMENT OF TAXES. Except for such items as the Company may be disputing in good faith by proceedings in compliance with applicable law, which are described in the Company Disclosure Schedules, (i) the Company has paid all taxes, penalties, assessments and interest that have become due with respect to any Tax Returns that it has filed and has properly accrued on its books and records for all of the same that have not yet become due and (ii) the Company is not delinquent in the payment of any tax, assessment or governmental charge.

                  3.18.3 NO PENDING DEFICIENCIES, DELINQUENCIES, ASSESSMENTS OR AUDITS. The Company has not received any notice that any tax deficiency or delinquency has been asserted against the Company. To the actual knowledge of the Company, there is no unpaid assessment, proposal for additional taxes, deficiency or delinquency in the payment of any of the taxes of the Company that could be asserted by any taxing authority. There is no taxing authority audit of the Company pending, or to the actual knowledge of the Company, threatened, and the results of any completed audits are properly reflected in the Financial Statements. To the actual knowledge of the Company, the Company has not violated any federal, state, local or foreign tax law.

                  3.18.4 NO EXTENSION OF LIMITATION PERIOD. The Company has not granted an extension to any taxing authority of the limitation period during which any tax liability may be assessed or collected.

                  3.18.5 WITHHOLDING REQUIREMENTS SATISFIED. To the knowledge of the Company, all monies required to be withheld by the Company and paid to governmental agencies for all income, social security, unemployment insurance, sales, excise, use, and other taxes have been collected or withheld and paid to the respective governmental agencies.

                  3.18.6 FOREIGN PERSON. Neither the Company nor any Stockholder is a foreign person, as such term is referred to in Section 1445(f)(3) of the Internal Revenue Code.

                  3.18.7 SAFE HARBOR LEASE. None of the assets of the Company constitutes property that the Company, Acquiror, or any Affiliate of Acquiror, will be required to treat as being owned by another person pursuant to the "Safe Harbor Lease" provisions of Section 168(f)(8) of the Internal Revenue Code prior to repeal by the Tax Equity and Fiscal Responsibility Act of 1982.

                   3.18.8 TAX EXEMPT ENTITY. None of the assets of the Company are subject to a lease to a "tax exempt entity" as such term is defined in
Section 168(h)(2) of the Internal Revenue Code.

                   3.18.9 COLLAPSIBLE CORPORATION. The Company has not at any time consented, and the Stockholders will not permit the Company to elect, to have the provisions of Section 341(f)(2) of the Internal Revenue Code apply to it.

                   3.18.10 BOYCOTTS. The Company has not at any time participated in or cooperated with any international boycott as defined in
Section 999 of the Internal Revenue Code.

                  3.18.11 PARACHUTE PAYMENTS. To the knowledge of the Company, no payment required or contemplated to be made by the Company will be characterized as an "excess parachute payment" within the meaning of Section 28OG(b)(1) of the Internal Revenue Code.

                  3.18.12 S CORPORATION. The Company has not made an election to be taxed as an "S" corporation under Section 1362(a) of the Internal Revenue Code.

                   3.18.13 PERSONAL SERVICE CORPORATION. To the knowledge of the Company, the Company is not a personal service corporation subject to the provisions of Section 269A of the Internal Revenue Code.

                   3.18.14 PERSONAL HOLDING COMPANY. To the knowledge of the Company, the Company is not or has not been a personal holding company within the meaning of Section 542 of the Internal Revenue Code.

3.19 COMPLIANCE WITH LAWS. To the knowledge of the Company, the Company has complied with all applicable laws, and regulations and has filed with the proper authorities all necessary statements and reports except where the failure to so comply or file would not, individually or in the aggregate, result in a Material Adverse Effect. To the knowledge of the Company, there are no existing violations by the Company of any federal, state or local law or regulation that could, individually or in the aggregate, result in a Material Adverse Effect. The Company possesses all necessary licenses, franchises, permits and governmental authorizations for the conduct of the Company's business as now conducted, except as would not, individually or in the aggregate, have a Material Adverse Effect, all of which are listed (with expiration dates, if applicable) in the Company Disclosure Schedules. The transactions contemplated by this Agreement will not result in a default under or a breach or violation of, or adversely affect the rights and benefits afforded by any such licenses, franchises, permits or government authorizations, except for any such default, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect. Since January 1, 1992, the Company has not received any notice from any federal, state or other governmental authority or agency having jurisdiction over its properties or activities, or any insurance or inspection body, that its operations or any of its properties, facilities, equipment, or business practices fail to comply with any applicable law, ordinance, regulation, building or zoning law, or requirement of any public or quasi-public authority or body, except where failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect.

3.20 FINDER'S FEE. The Company has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

3.21 LITIGATION. There are no legal actions or administrative proceedings or investigations instituted, or to the actual knowledge of the Company threatened, against the Company, affecting or that could materially affect the outstanding shares of Company Capital Stock, any of the assets of the Company, or the operation, business, condition (financial or otherwise), or results of operations of the Company which (i) if, successful, could, individually or in the aggregate, have a Material Adverse Effect or (ii) could adversely affect the ability of the Company or any Stockholder to effect the transactions contemplated hereby. Neither the Company nor any Stockholder is (a) subject to any continuing court or administrative order, judgment, writ, injunction or decree applicable specifically to the Company or to its business, assets, operations or employees or (b) in default with respect to any such order, judgment, writ, injunction or decree. The Company has no knowledge of any valid basis for any such action, proceeding or investigation. All claims made or, to the actual knowledge of the Company, threatened against the Company in excess of its deductible are covered under its Insurance Policies.

3.22 CONDITION OF FIXED ASSETS. All of the structures and equipment reflected in the Financial Statements and used by the Company in its business are in good condition and repair, subject to normal wear and tear, and conform in all material respects with all applicable ordinances, regulations and other laws, and the Company has no actual knowledge of any latent defects therein.

3.23 DISTRIBUTIONS AND REPURCHASES. No distribution, payment or dividend of any kind has been declared or paid by the Company on any of its capital stock since June 30, 1997. No repurchase of any of the Company's capital stock has been approved, effected or is pending, or is contemplated by the Board of Directors of the Company.

3.24 BANKING RELATIONS. Set forth in the Company Disclosure Schedules is a complete and accurate list of all borrowing and investing arrangements that the Company has with any bank or other financial institution, indicating with respect to each relationship the type of arrangement maintained (such as checking account, borrowing arrangements, safe deposit box, etc.) and the person or persons authorized in respect thereof.

3.25 OWNERSHIP INTERESTS OF INTERESTED PERSONS; AFFILIATIONS. To the knowledge of the Company, no officer, supervisory employee or director of the Company, or their respective spouses, children or Affiliates, owns directly or indirectly, on an individual or joint basis, any interest in, has a compensation or other financial arrangement with, or serves as an officer or director of, any customer or supplier of the Company or any organization that has a material contract or arrangement with the Company.

3.26 INVESTMENTS IN COMPETITORS. To the knowledge of the Company, neither the Company nor any Stockholder owns directly or indirectly any interests or has any investment in any person that is a competitor of the Company.

3.27 ENVIRONMENTAL MATTERS. Neither the Company nor any of its assets are currently in violation of, or subject to any existing, pending or, to the actual knowledge of the Company threatened, investigation or inquiry by any governmental authority or to any remedial obligations under, any Environmental Laws, except for any such violations, investigations or inquiries that would not, individually or in the aggregate, result in a Material Adverse Effect.

3.28 CERTAIN PAYMENTS. To the knowledge of the Company, neither the Company nor any director, officer or employee of the Company acting for or on behalf of the Company, has paid or caused to be paid, directly or indirectly, in connection with the business of the Company:

                3.28.1 to any government or agency thereof or any agent of any supplier or customer any bribe, kick-back or other similar payment; or

                3.28.2 any contribution to any political party or candidate (other than from personal funds of directors, officers or employees not reimbursed by their respective employers or as otherwise permitted by applicable law).

3.29 NO AFFILIATION WITH NASD MEMBER. To the knowledge of the Company, none of the Stockholders or officers or directors of the Company has any affiliation or association with a member of the National Association of Securities Dealers, Inc.


                                   ARTICLE IV

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

         Each Stockholder, severally and not jointly, as to himself, herself or itself only, represents and warrants to Acquiror that the following, except as set forth in the Company Disclosure Schedules and only insofar as they relate to an individual Stockholder (referred to in this Article IV as "the Stockholder") and not to any other Stockholders, are true and correct as of the date hereof and agrees as follows:

4.1 VALIDITY; STOCKHOLDER CAPACITY. This Agreement, the Stockholder Employment Agreement (as defined in Section 8.3, if applicable), and each other agreement contemplated hereby or thereby have been or will be as of the Closing Date duly executed and delivered by the Stockholder and constitute or will constitute legal, valid and binding obligations of the Stockholder, enforceable against the Stockholder in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies. The Stockholder has legal capacity to enter into and perform this Agreement and his or her Stockholder Employment Agreement.

4.2 NO VIOLATION. Neither the execution, delivery or performance of this Agreement, the Stockholder Employment Agreement or the other agreements of the Stockholder contemplated hereby or thereby, nor the consummation of the transactions contemplated hereby or thereby, will (a) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, any agreement, indenture or other instrument under which the Stockholder is bound or to which any of his, her or its shares of Company Capital Stock are subject, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any of his shares of Company Capital Stock or (b) to the actual knowledge of the Stockholder, violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body.

4.3 PERSONAL HOLDING COMPANY; CONTROL OF RELATED BUSINESSES. The Stockholder does not own the shares of Company Capital Stock, directly or indirectly, beneficially or of record, through a personal holding company. The Stockholder does not control another business that is in the same or similar line of business as the Company or that has or is engaged in transactions with the Company except transactions in the ordinary course of business.

4.4 TRANSFERS OF THE COMPANY CAPITAL STOCK. Set forth in the Company Disclosure Schedules is a list of all transfers or other transactions involving capital stock of the Company since January 1, 1993. All transfers of Company Capital Stock by the Stockholder have been made for valid business reasons and not in anticipation or contemplation of the consummation of the transactions contemplated by this Agreement.

4.5 CONSENTS. Except as may be required under the Exchange Act, the Securities Act, the Pennsylvania Business Corporation Law, as amended, and state securities laws, or otherwise disclosed pursuant to this Agreement, no consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, or any other person is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of the Stockholder.

4.6 CERTAIN PAYMENTS. The Stockholder has not paid or caused to be paid, directly or indirectly, in connection with the business of the Company:

                  4.6.1 to any government or agency thereof or any agent of any supplier or customer any bribe, kick-back or other similar payment; or

                  4.6.2 any contribution to any political party or candidate (other than from personal funds not reimbursed by the Company or as otherwise permitted by applicable law).

4.7 FINDER'S FEE. The Stockholder has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

4.8 OWNERSHIP OF INTERESTED PERSONS; AFFILIATIONS. Neither the Stockholder nor his or her spouse, children or Affiliates, owns directly or indirectly, on an individual or joint basis, any interest in, has a compensation or other financial arrangement with, or serves as an officer or director of, any customer or supplier of the Company or any organization that has a material contract or arrangement with the Company.

4.9 INVESTMENTS IN COMPETITORS. The Stockholder does not own directly or indirectly any interests or have any investment in any person that is a competitor of the Company.

4.10 DISPOSITION OF ACQUIROR SHARES. The Stockholder does not presently intend to dispose of any shares of Acquiror Common Stock received as Merger Consideration and is not a party to any plan, arrangement or agreement for the disposition of such shares of Acquiror Common Stock, except this Agreement and the Registration Rights Agreement.

                                    ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF ACQUIROR

         Acquiror represents and warrants to the Company and to each Stockholder that, except as set forth in the Acquiror Disclosure Schedules, the following are true and correct as of the date hereof:

5.1 ORGANIZATION AND GOOD STANDING. Acquiror is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

5.2 CAPITALIZATION. The authorized, issued and outstanding capital stock of Acquiror is set forth in the Acquiror Disclosure Schedules. No shares of capital stock are owned by Acquiror in treasury. Acquiror does not have any bonds, debentures, notes or other obligations the holders of which have the right to vote (or are convertible into or exercisable for securities having the right to vote) with the shareholders of Acquiror on any matter. There exist no options, warrants, subscriptions or other rights to purchase, or securities convertible into or exchangeable for, any of the authorized or outstanding securities of Acquiror, and no option, warrant, call, conversion right or commitment of any kind exists which obligates Acquiror to issue any of its authorized but unissued capital stock, except this Agreement and the Other Agreements. Acquiror has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interests therein or to pay a dividend or make any distribution in respect thereof. To the best knowledge of Acquiror, no shareholder of Acquiror has granted options or other rights to purchase any shares of Acquiror Common Stock from such shareholder.

5.3 CORPORATE RECORDS. The copies of the Articles of Incorporation and Code of Regulations, and all amendments thereto, of Acquiror that have been delivered or made available to the Company and the Stockholders are true, correct and complete copies thereof, as in effect on the date hereof. The minute books of Acquiror, copies of which have been delivered or made available to the Company and the Stockholders, contain accurate minutes of all meetings of, and accurate consents to all actions taken without meetings by, the Board of Directors (and any committees thereof) and the shareholders of Acquiror, since its formation.

5.4 AUTHORIZATION AND VALIDITY. The execution, delivery and performance by Acquiror of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the Board of Directors and shareholders of Acquiror. This Agreement and each other agreement contemplated hereby to be executed by Acquiror have been or will be as of the Closing Date duly executed and delivered by Acquiror and constitute or will constitute as of the Closing Date legal, valid and binding obligations of Acquiror, enforceable against Acquiror in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

5.5 NO VIOLATION. Neither the execution, delivery or performance of this Agreement or the other agreements contemplated hereby nor the consummation of the transactions contemplated hereby or thereby will
         (a) conflict with, or result in a violation or breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or Code of Regulations of Acquiror or any agreement, indenture or other instrument under which Acquiror is bound or (b) to the knowledge of Acquiror, except as would not, individually or in the aggregate, have a Material Adverse Effect on the business, operations, condition (financial or otherwise) or results of operations of Acquiror, violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Acquiror or the properties or assets of Acquiror.

5.6 FINDER'S FEE. Acquiror has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

5.7 CAPITAL STOCK. The issuance and delivery by Acquiror of shares of Acquiror Common Stock in connection with the Merger have been duly and validly authorized by all necessary corporate action on the part of Acquiror. The shares of Acquiror Common Stock to be issued in connection with the Merger, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and will not have been issued in violation of any preemptive rights, rights of first refusal or similar rights of any of Acquiror's shareholders, or any federal or state law, including, without limitation, the registration requirements of applicable federal and state securities laws.

5.8 CONTINUITY OF BUSINESS ENTERPRISE. It is the present intention of Acquiror to continue at least one significant historic business line of the Company, or to use at least a significant portion of the Company's historic business assets in a business, in each case within the meaning of Treasury Regulation Section 1.368-1(d).

5.9 CONSENTS. Except as have been obtained or as may be required by or under the Exchange Act, the Ohio General Corporation Law, the Securities Act and state securities laws, no consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Acquiror.

5.10 PROPRIETARY RIGHTS AND INFORMATION. Acquiror does not own or use any trademarks, tradenames, service marks or other trade designations or patents in the conduct of its business. Acquiror is not a party to any agreement relating to the use of technology or know-how.

         Acquiror has the right to use, free and clear of any claims or rights of others, all trade secrets, customer lists and proprietary information required for the marketing of all merchandise and services formerly or presently sold or marketed by it.

5.11     TAXES.

                  5.11.1 FILING OF TAX RETURNS. Acquiror has duly and timely filed (in accordance with any extensions duly granted by the appropriate governmental agency, if applicable) with the appropriate governmental agencies all Tax Returns and reports required to be filed by the United States or any state or any political subdivision thereof or any foreign jurisdiction. All such tax returns or reports are complete and accurate and properly reflect the taxes of Acquiror, as the case may be, for the periods covered thereby.

                  5.11.2 PAYMENT OF TAXES. Acquiror has paid all taxes, penalties, assessments and interest that have become due with respect to any Tax Returns that it has filed and has properly accrued on its books and records for all of the same that have not yet become due. Acquiror is not delinquent in the payment of any tax, assessment or governmental charge.

                  5.11.3 NO PENDING DEFICIENCIES, DELINQUENCIES, ASSESSMENTS OR AUDITS. Acquiror has not received any notice that any tax deficiency or delinquency has been asserted against it. To the actual knowledge of Acquiror, there is no unpaid assessment, proposal for additional taxes, deficiency or delinquency in the payment of any of the taxes of Acquiror that could be asserted by any taxing authority. There is no taxing authority audit of Acquiror pending, or to the actual knowledge of Acquiror, threatened. To the actual knowledge of Acquiror, Acquiror has not violated any federal, state, local or foreign tax law.

                  5.11.4 NO EXTENSION OF LIMITATION PERIOD. Acquiror has not granted an extension to any taxing authority of the limitation period during which any tax liability may be assessed or collected.

                  5.11.5 ALL WITHHOLDING REQUIREMENTS SATISFIED. All monies required to be withheld by Acquiror and paid to governmental agencies for all income, social security, unemployment insurance, sales, excise, use, and other taxes have been collected or withheld and paid to the respective governmental agencies.

                  5.11.6 FOREIGN PERSON. Neither Acquiror nor any shareholder thereof is a foreign person, as such term is referred to in Section 1445(f)(3) of the Internal Revenue Code.

                  5.11.7 SAFE HARBOR LEASE. None of the assets of Acquiror constitute property that the Company, Acquiror, or any Affiliate of Acquiror, will be required to treat as being owned by another person pursuant to the "Safe Harbor Lease" provisions of Section 168(f)(8) of the Internal Revenue Code prior to repeal by the Tax Equity and Fiscal Responsibility Act of 1982.

                  5.11.8 TAX EXEMPT ENTITY. None of the assets of Acquiror are subject to a lease to a "tax exempt entity" as such term is defined in Section 168(h)(2) of the Internal Revenue Code.

                  5.11.9 COLLAPSIBLE CORPORATION. Acquiror has not at any time consented, and the stockholders thereof will not permit Acquiror to elect, to have the provisions of Section 341(f)(2) of the Internal Revenue Code apply to it.

                  5.11.10 BOYCOTTS. Acquiror has not at any time participated in or cooperated with any international boycott as defined in Section 999 of the Internal Revenue Code.

                  5.11.11 PARACHUTE PAYMENTS. No payment required or contemplated to be made by Acquiror will be characterized as an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Internal Revenue Code.

                  5.11.12 S CORPORATION. Acquiror has not made an election to be taxed as an "S" corporation under Section 1362(a) of the Internal Revenue Code.

5.12 COMPLIANCE WITH LAWS. Acquiror has complied with all applicable laws, regulations and licensing requirements and has filed with the proper authorities all necessary statements and reports, except where the failure to so comply or file would not, individually or in the aggregate, result in a Material Adverse Effect. There are no existing violations by Acquiror of any federal, state or local law or regulation that could materially adversely affect its property or business. Acquiror possesses all necessary licenses, franchises, permits and governmental authorizations for the conduct of its business as now conducted, except as would not, individually or in the aggregate, have a Material Adverse Effect. The transactions contemplated by this Agreement will not result in a default under or a breach or violation of, or adversely affect the rights and benefits afforded by any such licenses, franchises, permits or government authorizations except for any default, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect. Acquiror has not received any notice from any federal, state or other governmental authority or agency having jurisdiction over its properties or activities, or any insurance or inspection body, that its operations or any of its properties, facilities, equipment, or business practices fail to comply with any applicable law, ordinance, regulation, building or zoning law, or requirement of any public or quasi-public authority or body.

5.13 LITIGATION. There are no legal actions or administrative proceedings or investigations instituted, or to the actual knowledge of Acquiror threatened against affecting Acquiror or which could affect the outstanding shares of Acquiror Common Stock, any of the assets of Acquiror, or the operations, business, condition (financial or otherwise) or results of operations of Acquiror. Acquiror is not (a) subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to it or to its business, assets, operations or employees or (b) in default with respect to any such order, writ, injunction or decree. Acquiror has no knowledge of any valid basis for any such action, proceeding or investigation.

5.14 OWNERSHIP INTERESTS OF INTERESTED PERSONS; AFFILIATIONS. No officer, supervisory employee, director or shareholder of Acquiror, or their respective spouses, children or Affiliates, owns directly or indirectly, on an individual or joint basis, any interest in, has a compensation or other financial arrangement with, or serves as an officer or director of, any customer or supplier of Acquiror or any organization that has a material contract or arrangement with Acquiror, except Acquiror's corporate parent, MedPlus, Inc.

5.15 INVESTMENTS IN COMPETITORS. Neither Acquiror nor any shareholder thereof owns directly or indirectly any interests or has any investment in any person that is a competitor of Acquiror or one of the Target Companies.

5.16 CERTAIN PAYMENTS. Neither Acquiror, nor any shareholder, director, officer or employee of Acquiror, has paid or caused to be paid, directly or indirectly, in connection with the business of Acquiror:

                  5.16.1 to any government or agency thereof or any agent of any supplier or customer any bribe, kick-back or other similar payment; or

                  5.16.2 any contribution to any political party or candidate (other than from personal funds of directors, officers or employees not reimbursed by their respective employers or as otherwise permitted by applicable law).

5.17     COMMITMENTS.

                  5.17.1 COMMITMENTS; DEFAULTS. Any of the following as to which Acquiror is a party or is bound by, or which any of the shares of Acquiror Common Stock subject to, or which the assets or the business of Acquiror are bound by, whether or not in writing, are listed in the Acquiror Disclosure Schedules (collectively "Acquiror Commitments"):

                         5.17.1.1 partnership or joint venture agreement;

                         5.17.1.2 guaranty or suretyship, indemnification or
contribution agreement or performance bond;

                         5.17.1.3 debt instrument, loan agreement or other
obligation relating to indebtedness for borrowed money or money lent or to be lent to another;

                         5.17.1.4 contract to purchase real property;

                         5.17.1.5 agreement with dealers or sales or commission
agents, public relations or advertising agencies, accountants or attorneys (other than in connection with this Agreement and the transactions contemplated hereby) involving total payments within any 12 month period in excess of $5,000 and which is not terminable on 30 day's notice or without penalty;

                         5.17.1.6 agreement relating to any material matter or
transaction in which an interest is held by a person or entity that is an Affiliate of Acquiror or any shareholder of Acquiror;

                         5.17.1.7 any agreement for the acquisition of services,
supplies, equipment, inventory, fixtures or other property involving more than $5,000 in the aggregate;

                         5.17.1.8 powers of attorney;

                         5.17.1.9 contracts containing noncompetition covenants;

                         5.17.1.10 agreement providing for the purchase from a
supplier of all or substantially all of the requirements of Acquiror of a particular product or service; or

                         5.17.1.11 any other agreement or commitment not made in
the ordinary course of business or that is material to the business, operations, condition (financial or otherwise) or results of operations of Acquiror.

True, correct and complete copies of the written Acquiror Commitments, and true, correct and complete written descriptions of the oral Acquiror Commitments, have heretofore been delivered or made available to the Company and the Stockholders. There are no existing or asserted defaults, events of default or events, occurrences, acts or omissions that, with the giving of notice or lapse of time or both, would constitute defaults by Acquiror or, to the best knowledge of Acquiror, any other party to a material Acquiror Commitment, and no penalties have been incurred nor are amendments pending, with respect to the material Acquiror Commitments. The Acquiror Commitments are in full force and effect and are valid and enforceable obligations of Acquiror and, to the actual knowledge of Acquiror, the other parties thereto in accordance with their respective terms, in each case as may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally or the availability of equitable remedies, and no defenses, off-sets or counterclaims have been asserted or, to the best knowledge of Acquiror, may be made by any party thereto (other than Acquiror), nor has Acquiror waived any rights thereunder.

                  5.17.2 NO CANCELLATION OR TERMINATION OF ACQUIROR COMMITMENT. Except as contemplated hereby, (i) Acquiror has not received notice of any plan or intention of any other party to any Acquiror Commitment to exercise any right to cancel or terminate any Acquiror Commitment, and Acquiror does not know of any fact that would justify the exercise of such a right; and (ii) Acquiror does not currently contemplate, or have knowledge that any other person currently contemplates, any amendment or change to any Acquiror Commitment.

5.18 ACQUIROR FINANCIAL STATEMENTS. The audited year end financial statements for Acquiror for the two most recent fiscal years and interim unaudited statements for the month ending prior to the date of this Agreement are contained in the Acquiror Disclosure Schedules (collectively, with the related notes thereto, the "Acquiror Financial Statements"). The Acquiror Financial Statements fairly present the financial condition and results of operations of Acquiror as of the dates and for the periods indicated and have been prepared in conformity with generally accepted accounting principles (subject to normal year-end adjustments) applied on a consistent basis with prior periods, except as otherwise indicated in the Acquiror Financial Statements.

5.19 LIABILITIES AND OBLIGATIONS. The Acquiror Financial Statements reflect all liabilities of Acquiror, accrued, contingent or otherwise, that would be required to be reflected on a balance sheet, or in the notes thereto, prepared in accordance with generally accepted accounting principles, except for liabilities and obligations incurred in the ordinary course of business since December 31, 1996. Acquiror is not liable upon or with respect to, or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity, and Acquiror does not know of any valid basis for the assertion of any other claims or liabilities of any nature or in any amount.

5.20 EMPLOYEE MATTERS. Acquiror does not have any material arrangements, agreements or plans with any person with respect to the employment by Acquiror of such person or whereby such person is to serve as an officer or director of Acquiror.


                                   ARTICLE VI

                  COVENANTS OF THE COMPANY AND THE STOCKHOLDERS

         The Company and the Stockholders, jointly and severally, agree that between the date hereof and the Closing (with respect to the Company's covenants, the Stockholders agree to use their best efforts to cause the Company to perform):

6.1 CONSUMMATION OF AGREEMENT. The Company and the Stockholders shall use their best efforts to cause the consummation of the transactions contemplated hereby in accordance with their terms and conditions; provided, however, that this covenant shall not require the Company or a Stockholder to make any expenditures that are not expressly set forth in this Agreement or otherwise contemplated herein.

6.2 BUSINESS OPERATIONS. The Company shall operate its business in the ordinary course. The Company and the Stockholders shall use their best efforts to preserve the business of the Company intact. Neither the Company nor any Stockholder shall take any action that would, individually or in the aggregate, result in a Material Adverse Effect. The Company shall use its best efforts to preserve intact its relationships with customers, suppliers, employees and others having significant business relations with it, unless doing so would impair its goodwill or result, individually or in the aggregate, in a Material Adverse Effect. The Company shall collect its receivables and pay its trade payables in the ordinary course of business consistent with past practice.

6.3 ACCESS. The Company and the Stockholders shall, at reasonable times during normal business hours and on reasonable notice, permit Acquiror and its authorized representatives reasonable access to, and make available for inspection, all of the assets and business of the Company, including its employees, customers and suppliers, and permit Acquiror and its authorized representatives to inspect and, at Acquiror's sole cost and expense, make copies of all documents, records and information with respect to the affairs of the Company as Acquiror and its representatives may request, all for the sole purpose of permitting Acquiror to become familiar with the business and assets and liabilities of the Company.

6.4 NOTIFICATION OF CERTAIN MATTERS. The Company and the Stockholders shall promptly inform Acquiror in writing of (a) any notice of or other communication relating to, a default or event that, with notice or lapse of time or both, would become a default, received by the Company or any Stockholder subsequent to the date of this Agreement and prior to the Effective Time under any Commitment material to the Company's condition (financial or otherwise), operations, assets, liabilities or business and to which it is subject; or (b) any material adverse change in the Company's condition (financial or otherwise), operations, assets, liabilities or business.

6.5 APPROVALS OF THIRD PARTIES. The Company and the Stockholders shall use their best efforts to secure, as soon as practicable after the date hereof, all necessary approvals and consents of third parties to the consummation of the transactions contemplated hereby, including, without limitation, all necessary approvals and consents required under any real property and personal property leases; provided, however, that this covenant shall not require the Company or the Stockholders to make any material expenditures that are not expressly set forth in this Agreement or otherwise contemplated herein.

6.6 EMPLOYEE MATTERS. The Company shall not, without the prior written approval (not to be unreasonably withheld) of Acquiror, except, in the ordinary course of business consistent with past practice or as required by law:

                  6.6.1 increase the Cash Compensation of any Stockholder or other employee of the Company;

                  6.6.2 adopt, amend or terminate any Compensation Plan;

                  6.6.3 adopt, amend or terminate any Employment Agreement;

                  6.6.4 adopt, amend or terminate any Employee Policies and Procedures;

                  6.6.5 adopt, amend or terminate any Employee Benefit Plan;

                  6.6.6 take any action that could deplete the assets of any Employee Benefit Plan, other than payment of benefits in the ordinary course to participants and beneficiaries;

                  6.6.7 fail to pay any premium or contribution due or with respect to any Employee Benefit Plan;

                  6.6.8 fail to file any return or report with respect to any Employee Benefit Plan;

                  6.6.9 institute, settle or dismiss any employment litigation except as could not, individually or in the aggregate, result in a Material Adverse Effect;

                  6.6.10 enter into, modify, amend or terminate any agreement with any union, labor organization or collective bargaining unit; or

                  6.6.11 take or fail to take any action with respect to any past or present employee of the Company that would, individually or in the aggregate, result in a Material Adverse Effect.

6.7 CONTRACTS. Except with Acquiror's prior written consent, the Company shall not assume or enter into any contract, lease, license, obligation, indebtedness, commitment, purchase or sale except in the ordinary course of business that is material to the Company's business, nor will it waive any material right or cancel any material contract, debt or claim.

6.8 CAPITAL ASSETS; PAYMENTS OF LIABILITIES. The Company shall not, without the prior written approval (not to be unreasonably withheld) of Acquiror (a) acquire or dispose of any capital asset having a fair market value of $25,000 or more, or acquire or dispose of any capital asset outside of the ordinary course of business or (b) discharge or satisfy any lien or encumbrance or pay or perform any obligation or liability other than (i) liabilities and obligations reflected in the Financial Statements or (ii) current liabilities and obligations incurred in the usual and ordinary course of business since the Company Balance Sheet Date and, in either case (i) or (ii) above, only as required by the express terms of the agreement or other instrument pursuant to which the liability or obligation was incurred.

6.9 MORTGAGES, LIENS AND GUARANTIES. The Company shall not, without the prior written approval (not to be unreasonably withheld) of Acquiror, enter into or assume any mortgage, pledge, conditional sale or other title retention agreement, permit any security interest, lien, encumbrance or claim of any kind to attach to any of its assets (other than statutory liens arising in the ordinary course of business, other liens that do not materially detract from the value or interfere with the use of such assets, and liens, guarantees, and encumbrances that are granted or created in the ordinary course of business), whether now owned or hereafter acquired, or guarantee or otherwise become contingently liable for any obligation of another, except obligations arising by reason of endorsement for collection and other similar transactions in the ordinary course of business, or make any capital contribution or investment in any person.

6.10 ACQUISITION PROPOSALS. The Company and the Stockholders agree that from and after the date of this Agreement (a) neither any Stockholder nor the Company, nor any of its officers and directors shall, and the Stockholders and the Company shall direct and use their best efforts to cause the Company's employees, agents and representatives not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to its stockholders) with respect to a merger, acquisition, consolidation or similar transaction involving, or any purchase of all or any significant portion of the assets or any equity securities of, the Company (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal") or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal; (b) that the Stockholders and the Company will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing and each will take the necessary steps to inform the individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 6.10; and (c) that the Stockholders and the Company will notify Acquiror immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, the Company or the Stockholders.

6.11 DISTRIBUTIONS AND REPURCHASES. Except as provided in Section 6.14, no distribution, payment or dividend of any kind will be declared or paid by the Company in respect of Company Capital Stock, nor will any repurchase of any Company Capital Stock be approved or effected.

6.12 REQUIREMENTS TO EFFECT THE MERGER. The Company and the Stockholders shall use their best efforts to take, or cause to be taken, all actions necessary to effect the Merger under applicable law, including without limitation the filing with the appropriate government officials of all necessary documents in form approved by counsel for the parties to this Agreement.

6.13 LOCKUP AGREEMENTS. Each of the Stockholders shall, upon request of the Underwriter Representative, execute a customary "lockup" agreement in connection with the Initial Public Offering, pursuant to which the Stockholders will be prohibited from selling any Acquiror Common Stock owned by them for up to 180 days from the closing of the Initial

         Public Offering, provided that any such agreement shall be on similar terms and conditions as agreements with other shareholders of Acquiror similarly situated.

6.14 S CORPORATION DISTRIBUTION; "AAA" NOTES. The Company shall either (i) distribute to the Stockholder an amount of cash equal to the Stockholder's federal and state income tax liability with respect to income of the Company for the period commencing October 1, 1996 and ending on the Closing Date; provided such amount may be determined on or prior to the Closing Date; or (ii) issue a promissory note in favor of the Stockholder in an amount equal to the Stockholder's federal and state income tax liability with respect to income of the Company for the period commencing October 1, 1996 and ending on the Closing Date, regardless of when such amount may be determined, with such amount to become due and payable no sooner than 30 days and no later than 45 days after such amount is determined and all proceeds of the Initial Public Offering have been received by Acquiror.


                                   ARTICLE VII

                              COVENANTS OF ACQUIROR

         Acquiror agrees that between the date hereof and the Closing:

7.1 CONSUMMATION OF AGREEMENT. Acquiror shall use its best efforts to cause the consummation of the transactions contemplated hereby in accordance with their terms and conditions and take all corporate and other action necessary to approve the Merger; provided, however, that this covenant shall not require Acquiror to make any expenditures that are not expressly set forth in this Agreement or otherwise contemplated herein.

7.2 REQUIREMENTS TO EFFECT MERGER. Acquiror will use its best efforts to take, or cause to be taken, all actions necessary to effect the Merger under applicable law, including without limitation the filing with the appropriate government officials all necessary documents in form approved by counsel for the parties to this Agreement.

7.3 ACCESS. Acquiror shall, at reasonable times during normal business hours and on reasonable notice, permit the Company, the Stockholders and their authorized representatives reasonable access to, and make available for inspection, all of the assets and business of Acquiror, including its employees, and permit the Company, the Stockholders, and their authorized representatives to inspect and, at the Company's and the Stockholders' sole expense, make copies of all documents, records and information with respect to the affairs of Acquiror as the Company, the Stockholders and their representatives may request (including documents, records and information pertaining to or generated in connection with any Target Company, except as may be prohibited by confidentiality agreements to which Acquiror is a party), all for the sole purpose of permitting the Company and the Stockholders to become familiar with the business and assets and liabilities of Acquiror.

7.4 NOTIFICATION OF CERTAIN MATTERS. Acquiror shall promptly inform the Company and the Stockholders in writing of (a) any notice of, or other communication relating to, a default or event that, with notice or lapse of time or both, would become a default, received by Acquiror subsequent to the date of this Agreement and prior to the Effective Time under any Acquiror Commitment material to Acquiror's condition (financial or otherwise), operations, assets, liabilities or business and to which it is subject; or (b) any material adverse change in Acquiror's condition (financial or otherwise), operations, assets, liabilities or business.

7.5 APPROVALS OF THIRD PARTIES. Acquiror shall use its best efforts to secure, as soon as practicable after the date hereof, all necessary approvals and consents of third parties to the consummation of the transactions contemplated hereby.


                                  ARTICLE VIII

                            COVENANTS OF ALL PARTIES

         Acquiror, the Company and the Stockholders agree as follows (with respect to the Company's covenants, the Stockholders agree to use their best efforts to cause the Company to perform):

8.1      FILINGS; OTHER ACTION.

                  8.1.1 Acquiror, the Company and the Stockholders shall cooperate to promptly prepare and file with the SEC the Registration Statement on Form S-1 (or other appropriate Form) to be filed by Acquiror in connection with its Initial Public Offering (including the prospectus constituting a part thereof, the "Registration Statement"). Acquiror shall obtain all necessary state securities law or "Blue Sky" permits and approvals required to carry out the transactions contemplated by this Agreement, and the Company and the Stockholders shall furnish all information concerning the Company and the Stockholders as may be reasonably requested in connection with any such action.

                  8.1.2 None of the information or documents supplied or to be supplied in writing by each of the Company, the Stockholders and Acquiror specifically for inclusion in the Registration Statement, by exhibit or otherwise, will, at the time the Registration Statement and each amendment and supplement thereto, if any, becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company, the Stockholders and Acquiror shall agree as to the information and documents supplied by the Company and the Stockholders for inclusion in the Registration Statement and shall indicate such information and documents in a letter to be delivered at Closing (the "Information Letter"). The Company and the Stockholders shall be entitled to review the Registration Statement and each amendment thereto, if any, prior to the time each becomes effective under the Securities Act.

                  8.1.3 The Stockholders and the Company shall, upon request, furnish Acquiror with all information concerning the Company, its subsidiaries, directors, officers, partners and stockholders and such other matters as may be reasonably requested by Acquiror in connection with the preparation of the Registration Statement and each amendment or supplement thereto, or any other statement, filing, notice or application made by or on behalf of each such party or any of its subsidiaries to any governmental entity in connection with the Merger, and the other transactions contemplated by this Agreement.

8.2 AMENDMENT OF SCHEDULES. Each party hereto agrees that, with respect to the representations and warranties of such party contained in this Agreement, such party shall have the continuing obligation until the Closing to supplement or amend promptly (i) in the case of Acquiror, the Acquiror Disclosure Schedules and (ii) in the case of the Company or the Stockholders, the Company Disclosure Schedules with respect to any matter that would have been or would be required to be set forth or described in the Schedules in order to not materially breach any representation, warranty or covenant of such party contained herein; provided that, no amendment or supplement to a Schedule that constitutes or reflects a material adverse change to the Company may be made unless Acquiror consents to such amendment or supplement, and no amendment or supplement to a Schedule that constitutes or reflects a material adverse change to Acquiror may be made unless the Company and the Stockholder consent to such amendment or supplement. For all purposes of this Agreement, the Schedules hereto shall be deemed to be the Schedules as amended or supplemented pursuant to this Section 8.2. In the event that the Company seeks to amend or supplement a Schedule pursuant to this Section 8.2 and Acquiror does not consent to such amendment or supplement, or Acquiror seeks to amend or supplement a Schedule pursuant to this Section 8.2 and the Company and the Stockholder do not consent, this Agreement shall be deemed terminated by mutual consent as set forth in Section 14.1.1 hereof.

8.3 STOCKHOLDER EMPLOYMENT AGREEMENTS. At or immediately prior to Closing, each Stockholder who is an employee of the Company shall terminate his employment agreement, if any, with the Company by mutual consent without any liability on the part of the Company therefor, and shall enter into a Stockholder Employment Agreement in the form appended hereto as Exhibit 8.3 with Acquiror (the "Stockholder Employment Agreements").

8.4 POTENTIAL ACQUISITION. The parties hereto hereby acknowledge that the Company is currently engaged in negotiations regarding the purchase of a similar business located in New Jersey. In the event that the Company and such other business reach agreement as to the terms and conditions of such purchase, the Company shall immediately notify Acquiror of such agreement whereupon Acquiror shall have no less than ten business days to engage in a due diligence investigation of such other business to determine whether Acquiror desires to include such business in the Initial Public Offering. In the event that Acquiror and the Company, after such due diligence investigation by Acquiror, cannot agree on an adjustment to the Merger Consideration reflecting the value of such acquisition to Acquiror, this Agreement shall be deemed terminated by mutual consent as set forth in Section
         14.1.1 hereof. Notwithstanding anything to the contrary in this Section 8.4, Acquiror hereby acknowledges that the Stockholders may acquire such other business in lieu of the Company, and in such event, all rights and obligations of the Company under this Section 8.4 shall pass to the Stockholders.


                                   ARTICLE IX

                        CONDITIONS PRECEDENT OF ACQUIROR

         Except as may be waived in writing by Acquiror, the obligations of Acquiror hereunder are subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

9.1 DUE DILIGENCE. Acquiror shall have completed its due diligence review of the Company and shall be reasonably satisfied with the results thereof.

9.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and the Stockholder contained herein shall have been true and correct in all material respects when initially made and shall be true and correct in all material respects as of the Closing Date, subject to Section 8.2.

9.3 COVENANTS. The Company and the Stockholders shall have performed and complied in all material respects with all covenants required by this Agreement to be performed and complied with by the Company or the Stockholders prior to the Closing Date.

9.4 LEGAL OPINION. Counsel to the Company and the Stockholders shall have delivered to Acquiror their opinions, dated as of the Closing Date, in form and substance reasonably satisfactory to Acquiror, to the effect set forth in Exhibit 9.4.

9.5 PROCEEDINGS. No action, proceeding or order by any court or governmental body or agency shall have been threatened orally or in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated hereby.

9.6 NO MATERIAL ADVERSE CHANGE. No material adverse change in the condition (financial or otherwise), operations, assets, liabilities or business of the Company shall have occurred since June 30, 1997, whether or not such change shall have been caused by the deliberate act or omission of the Company or the Stockholders.

9.7 SECURITIES APPROVALS. The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC. At or prior to the Closing Date, Acquiror shall have received all state securities and "Blue Sky" permits necessary to consummate the transactions contemplated hereby. The Acquiror Common Stock shall have been approved for listing on the Nasdaq National Market, subject only to official notification of issuance.

9.8 SIMULTANEOUS CLOSINGS. The Initial Public Offering and Acquiror's acquisition of all of the Target Companies (or such Target Companies if less than all of them as Acquiror and the Underwriter Representative shall agree will be sufficient for purposes of the Initial Public Offering) shall all be closed and consummated simultaneously with the closing of the Merger.

9.9 CLOSING DELIVERIES. Acquiror shall have received all documents and agreements, duly executed and delivered in form satisfactory to Acquiror, referred to in Section 11.1.


                                    ARTICLE X

            CONDITIONS PRECEDENT OF THE COMPANY AND THE STOCKHOLDERS

         Except as may be waived in writing by the Company and the Stockholders, the obligations of the Company and the Stockholders hereunder are subject to fulfillment at or prior to the Closing Date of each of the following conditions:

10.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Acquiror contained herein shall be true and correct in all material respects when initially made and shall be true and correct in all material respects as of the Closing Date.

10.2 COVENANTS. Acquiror shall have performed and complied in all material respects with all covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing Date.

10.3     LEGAL OPINIONS.

                  10.3.1 Counsel to Acquiror shall have delivered to the Company and the Stockholders their opinion, dated as of the Closing Date, in form and substance reasonably satisfactory to the Company and the Stockholders, to the effect set forth in Exhibit 10.3.1.

                  10.3.2 Counsel to Acquiror shall have delivered to the Company their opinion, dated as of the Closing Date, to the effect set forth in Exhibit
10.3.2 (the "Tax Opinion").

10.4 PROCEEDINGS. No action, proceeding or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated hereby.

10.5 GOVERNMENT APPROVALS AND REQUIRED CONSENTS. The Company, Stockholders and Acquiror shall have obtained all necessary government and other third party approvals and consents.

10.6 SECURITIES APPROVALS. The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC. At or prior to the Closing Date, Acquiror shall have received all state securities and "Blue Sky" permits necessary to consummate the transactions contemplated hereby. At or prior to the Closing Date, the Acquiror Common Stock shall have been approved for listing on The Nasdaq National Market, subject only to official notification of issuance.

10.7 CLOSING DELIVERIES. The Company shall have received all documents and agreements, duly executed and delivered in form satisfactory to the Company, referred to in Section 11.2.

10.8 SIMULTANEOUS CLOSINGS. The Initial Public Offering and Acquiror's acquisition of all of the Target Companies (or such Target Companies if less than all of them as Acquiror and the Underwriter Representative shall agree will be sufficient for purposes of the Initial Public Offering) shall all be closed and consummated simultaneously with the closing of the Merger.

10.9 The Robinson-Humphrey Company, Inc. shall continue to act as managing underwriter in the Initial Public Offering.



                                   ARTICLE XI

                               CLOSING DELIVERIES

11.1 DELIVERIES OF THE COMPANY AND THE STOCKHOLDERS. At or prior to the Closing Date, the Company and the Stockholders shall deliver to Acquiror c/o Dinsmore & Shohl LLP, counsel to Acquiror, the following, all of which shall be in a form satisfactory to Acquiror:

                  11.1.1 a copy of resolutions of the Board of Directors and the stockholders of the Company authorizing the execution, delivery and performance of this Agreement and all related documents and agreements and consummation of the Merger, each certified by the Secretary of the

Company as being true and correct copies of the originals thereof subject to no modifications or amendments;

                  11.1.2 a certificate of the President of the Company, and the Stockholders, dated the Closing Date, as to the truth and correctness of the representations and warranties of the Company and the Stockholders contained herein on and as of the Closing Date subject to the provisions of Section 8.2;

                  11.1.3 a certificate of the President of the Company, and the Stockholders, dated the Closing Date, (i) as to the performance of and compliance in all material respects by the Company and the Stockholders with all covenants contained herein on and as of the Closing Date and (ii) certifying that all conditions precedent of the Company and the Stockholders to the Closing have been satisfied;

                  11.1.4 a certificate of the Secretary of the Company certifying as to the incumbency of the directors and officers of such corporation and as to the signatures of such directors and officers who have executed documents delivered at the Closing on behalf of that corporation;

                  11.1.5 a certificate, dated within ten days prior to the Closing Date, of the Secretary of State of the state of incorporation of the Company establishing that such corporation is in existence, duly subsistent and, if applicable, otherwise is in good standing to transact business in its state of organization;

                  11.1.6 certificates, dated within ten days prior to the Closing Date, of the Secretaries of State of the states in which the Company is qualified to do business, to the effect that such corporation is qualified to do business and, if applicable, is in good standing as a foreign corporation in each of such states;

                  11.1.7 an opinion of Alan I. Goldberg, counsel to the Company dated as of the Closing Date, pursuant to Section 9.4;

                  11.1.8 all necessary authorizations, consents, approvals, permits and licenses;

                  11.1.9 the resignations of the directors and officers of the Company as requested by Acquiror;

                  11.1.10 an executed Stockholder Employment Agreement between Acquiror and each Stockholder in substantially the form attached hereto as
Exhibit 8.3;

                  11.1.11 an executed Registration Rights Agreement between Acquiror and the Stockholders in substantially the form attached hereto as
Exhibit 11.1.11 (the "Registration Rights Agreement");

                  11.1.12 an executed Certificate of Merger and executed Articles of Merger necessary to effect the Merger referred to in Section 2.4;

                  11.1.13 a nonforeign affidavit, as such affidavit is referred to in Section 1445(b)(2) of the Internal Revenue Code, of each Stockholder, signed under a penalty of perjury and dated as of the Closing Date, to the effect that each Stockholder is a United States citizen or a resident alien (and thus not a foreign person) and providing such Stockholders United States taxpayer identification number;

                  11.1.14    the Information Letter required by Section 8.1.2;

                  11.1.15 a copy of the bill from Alan I. Goldberg, the Company's legal counsel, setting forth the aggregate legal fees incurred by the Company for services rendered to the Company in connection with the Merger; and

                  11.1.16 such other instrument or instruments of transfer prepared by Acquiror as shall be necessary or appropriate, as Acquiror or its counsel shall reasonably request, to carry out and effect the purpose and intent of this Agreement.

11.2 DELIVERIES OF ACQUIROR. At or prior to the Closing Date, Acquiror shall deliver to the Company and the Stockholders c/o Dinsmore & Shohl LLP, counsel to Acquiror, the following, all of which shall be in a form satisfactory to the Company and the Stockholders:

                  11.2.1 a copy of the resolutions of the Board of Directors and shareholders of Acquiror authorizing the execution, delivery and performance of this Agreement, and all related documents and agreements, and consummation of the Merger, each certified by Acquiror's Secretary as being true and correct copies of the originals thereof subject to no modifications or amendments;

                  11.2.2 a certificate of an officer of Acquiror dated the Closing Date as to the truth and correctness of the representations and warranties of Acquiror contained herein on and as of the Closing Date;

                  11.2.3 a certificate of an officer of Acquiror dated the Closing Date, (i) as to the performance and compliance by Acquiror with all covenants contained herein on and as of the Closing Date and (ii) certifying that all conditions precedent of Acquiror to the Closing have been satisfied or waived;

                  11.2.4 a certificate of the Secretary of Acquiror certifying as to the incumbency of the directors and officers of Acquiror and as to the signatures of such officers and directors who have executed documents delivered at the Closing on behalf of Acquiror;

                  11.2.5 a certificate, dated within ten days prior to the Closing Date, of the Secretary of State of Ohio establishing that Acquiror is in existence, has paid all franchise or similar taxes, if any, and, if applicable, otherwise is in good standing to transact business in its state of incorporation;

                  11.2.6 certificates (or photocopies thereof), dated within ten days prior to the Closing Date, of the Secretaries of State of the states in which Acquiror is qualified to do business, to the effect that Acquiror is qualified to do business and, if applicable, is in good standing as a foreign corporation in each of such states;

                  11.2.7 an opinion of Dinsmore & Shohl LLP, counsel to Acquiror, dated as of the Closing Date, pursuant to Section 10.3.1;

                  11.2.8 the executed Registration Rights Agreement;

                  11.2.9 an executed Certificate of Merger and executed Articles of Merger necessary to effect the Merger referred to in Section 2.4;

                  11.2.10 executed Stockholder Employment Agreements in substantially the form attached hereto as Exhibit 8.3;

                  11.2.11 all necessary authorizations, consents, approvals, permits and licenses;

                  11.2.12 the Merger Consideration; and

                  11.2.13 such other instrument or instruments of transfer, prepared by the Company or the Stockholders as shall be necessary or appropriate, as the Company, the Stockholders or their counsel shall reasonably request, to carry out and effect the purpose and intent of this Agreement.


                                   ARTICLE XII

                              POST CLOSING MATTERS

12.1 FURTHER INSTRUMENTS OF TRANSFER. Following the Closing, at the request of Acquiror and at Acquiror's sole cost and expense, the Stockholders and the Company shall deliver any further instruments of transfer and take all reasonable action as may be necessary or appropriate to carry out the purpose and intent of this Agreement.

12.2 PRESERVATION OF TAX AND ACCOUNTING TREATMENT. After the Closing Date, Acquiror shall not and shall not permit any of its subsidiaries to:

                  12.2.1 retire or reacquire, directly or indirectly, all or part of the Acquiror Common Stock issued in connection with the transactions contemplated hereby within the two years following the Closing Date;

                  12.2.2 enter into financial arrangements for the benefit of the Stockholders; or

                  12.2.3 dispose of a significant part of the assets of the Company within the two years following the Closing Date except in the ordinary course of business, to Affiliates of Acquiror or to eliminate duplicate services or excess capacity.


                                  ARTICLE XIII

                                    REMEDIES

13.1 INDEMNIFICATION BY THE STOCKHOLDERS. Subject to the terms and conditions of this Article XIII, the Stockholders agree to indemnify, defend and hold Acquiror, the Company, the Surviving Corporation and their respective directors, officers, members, managers, employees, agents, attorneys and affiliates harmless from and against all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, reasonable attorneys' fees and expenses (collectively, "Damages") asserted against or incurred by such indemnities arising out of or resulting from:

                  13.1.1 a material breach of the Company or the Stockholders of any representation, warranty or covenant of the Company or the Stockholders contained herein or in any Schedule or certificate delivered by them hereunder;

                  13.1.2 any violation (or alleged violation) by Stockholders, the Company and/or any of their past or present directors, officers, members, managers, shareholders, employees, agents, consultants and affiliates of state or federal laws occurring on or before the Closing Date;

                  13.1.3 any liability under the Securities Act, the Exchange Act or any other federal or state "Blue Sky" or securities law or regulation, at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact relating to the Stockholders, or the Company, and provided in writing to Acquiror or its counsel by the Company or the Stockholders, specifically for inclusion in any preliminary prospectus, the Registration Statement or any prospectus forming a part thereof, or any amendment thereof or supplement thereto, arising out of or based upon any omission or alleged omission to state therein a material fact relating to the Stockholders and/or the Company required to be stated therein or necessary to make the statements therein not misleading, and not provided to Acquiror or its counsel by the Company or the Stockholders, provided, however, that such indemnity shall not inure to the benefit of Acquiror and the Company to the extent that such untrue statement (or alleged untrue statement) was made in, or omission (or alleged omission) occurred in, any preliminary prospectus and Stockholder provided, in writing, corrected information to Acquiror's counsel and to Acquiror for inclusion in the final prospectus, and such information was not so included; or

                  13.1.4 any filings, reports or disclosures made by the Company or the Stockholder, as the case may be, pursuant to the IRS Voluntary Compliance Resolution Program.

13.2 INDEMNIFICATION BY ACQUIROR. Subject to the terms and conditions of this Article XIII, Acquiror shall indemnify, defend and hold the Stockholders harmless from and against all Damages asserted against or incurred by him arising out of or resulting from:

                  13.2.1 a material breach by Acquiror of any representation, warranty or covenant of Acquiror contained herein or in any Schedule or certificate delivered by it hereunder; and

                  13.2.2 any liability under the Securities Act, the Exchange Act or any other federal or state "Blue Sky" or securities law or regulation, at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact relating to Acquiror, contained in any preliminary prospectus, the Registration Statement or any prospectus forming a part thereof, or any amendment thereof or supplement thereto, arising out of or based upon any omission or alleged omission to state therein a material fact relating to Acquiror, required to be stated therein or necessary to make the statements therein not misleading.

13.3 CONDITIONS OF INDEMNIFICATION. All claims for indemnification under this Agreement shall be asserted and resolved as follows:

                  13.3.1 A party claiming indemnification under this Agreement (an "Indemnified Party") shall promptly (and, in any event, at least ten days prior to the due date for any responsive pleadings, filings or other documents)
(i) notify the party from whom indemnification is sought (the "Indemnifying Party") of any third-party claim or claims asserted against the Indemnified Party ("Third Party Claim") that could give rise to a right of indemnification under this Agreement and (ii) transmit to the Indemnifying Party a written notice ("Claim Notice") describing in reasonable detail the nature of the Third Party Claim, a copy of all papers served with respect to such claim (if any), an estimate of the amount of damages attributable to the Third Party Claim and the basis of the Indemnified Party's request for indemnification under this Agreement. The failure to promptly deliver a Claim Notice shall not relieve the Indemnifying Party of its obligations to the Indemnified Party with respect to the related Third Party Claim except to the extent that the resulting delay is materially prejudicial to the defense of such claim. Within 30 days after receipt of any Claim Notice (the "Election Period"), the Indemnifying Party shall notify the Indemnified Party (i) whether the Indemnifying Party disputes its potential liability to the Indemnified Party under this Article XIII with respect to such Third Party Claim and (ii) whether the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such Third Party claim.

                  13.3.2 If the Indemnifying Party notifies the Indemnified Party within the Election Period that the Indemnifying Party elects to assume the defense of the Third Party Claim, then the Indemnifying Party shall have the right to defend, at its sole cost and expense, such Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted diligently by the Indemnifying Party to a final conclusion or settled at the discretion of the Indemnifying Party in accordance with this Section 13.3.2. The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof. The Indemnified Party is hereby authorized, at the sole cost and expense of the Indemnifying Party (but only if the Indemnified Party is entitled to indemnification hereunder), to file, during the Election Period, any motion, answer or other pleadings that the Indemnified Party shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party and not prejudicial to the Indemnifying Party (it being understood and agreed that if an Indemnified Party takes any such action that is prejudicial and causes a final adjudication that is adverse to the Indemnifying Party, the Indemnifying Party shall be relieved of its obligations hereunder with respect to such Third Party Claim). If requested by the Indemnifying Party, the Indemnified Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim that the Indemnifying Party elects to contest, including, without limitation, the making of any related counterclaim against the person asserting the Third Party Claim or any cross-complaint against any person. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this
Section 13.3.2 and shall bear its own costs and expenses with respect to such participation; provided, however, that if the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, and the Indemnified Party has been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Indemnifying Party, then the Indemnified Party may employ separate counsel at the expense of the Indemnifying Party, and upon written notification thereof, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party; provided further that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Party, which firm shall be designated in writing by the Indemnified Party.

                  13.3.3 If the Indemnifying Party fails to notify the Indemnified Party within the Election Period that the Indemnifying Party elects to defend the Indemnified Party pursuant to Section 13.3.2, or if the Indemnifying Party elects to defend the Indemnified Party pursuant to Section
13.3.2 but fails diligently and promptly to prosecute or settle the Third Party Claim, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party (if the Indemnified Party is entitled to indemnification hereunder), the Third Party Claim by all appropriate proceedings, which proceedings shall be promptly and vigorously prosecuted by the Indemnified Party to a final conclusion or settled. The Indemnified Party shall have full control of such defense and proceedings, provided, however, that the Indemnified Party may not enter into, without the Indemnifying Party's consent, which shall not be unreasonably withheld, any compromise or settlement of such Third Party Claim. Notwithstanding the foregoing, if the Indemnifying Party has delivered a written notice to the Indemnified Party to the effect that the Indemnifying Party disputes its potential liability to the Indemnified Party under this Article XIII and if such dispute is resolved in favor of the Indemnifying Party, the Indemnifying Party shall not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this Section or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all costs and expenses of such litigation. The Indemnifying Party may participate in, but not control any defense or settlement controlled by the Indemnified Party pursuant to this
Section 13.3.3, and the Indemnifying Party shall bear its own costs and expenses with respect to such participation; provided, however, that if the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, and the Indemnifying Party has been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Indemnified Party, then the Indemnifying Party may employ separate counsel and upon written notification thereof, the Indemnified Party shall not have the right to assume the defense of such action on behalf of the Indemnifying Party.

                  13.3.4 In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder that does not involve a Third Party Claim, the Indemnified Party shall transmit to the Indemnifying Party a written notice (the "Indemnity Notice") describing in reasonable detail the nature of the claim, an estimate of the amount of damages attributable to such claim and the basis of the Indemnified Party's request for indemnification under this Agreement. If the Indemnifying Party does not notify the Indemnified Party within 60 days from its receipt of the Indemnity Notice that the Indemnifying Party disputes such claim, the claim specified by the Indemnified Party in the Indemnity Notice shall be deemed a liability of the Indemnifying Party hereunder. If the Indemnifying Party has timely disputed such claim, as provided above, such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction if the parties do not reach a settlement of such dispute within 30 days after notice of a dispute is given.

                  13.3.5 Payments of all amounts owing by an Indemnifying Party pursuant to this Article XIII relating to a Third Party Claim shall be made within 30 days after the latest of (i) the settlement of such Third Party Claim,
(ii) the expiration of the period for appeal of a final adjudication of such Third Party Claim or (iii) the expiration of the period for appeal of a final adjudication of the Indemnifying Party's liability to the Indemnified Party under this Agreement. Payments of all amounts owing by an Indemnifying Party shall be made within 30 days after the later of (i) the expiration of the 60-day Indemnity Notice period or (ii) the expiration of the period for appeal of a final adjudication of the Indemnifying Party's liability to the Indemnified Party under this Agreement.

13.4 REMEDIES NOT EXCLUSIVE. The remedies provided in this Agreement shall not be exclusive of any other rights or remedies available to one party against the other, either at law or in equity.

13.5     INDEMNIFICATION LIMITATIONS. Notwithstanding the provisions of Sections
         13.1 and 13.2, (a) no party shall be required to indemnify another party with respect to a breach of a representation, warranty or covenant unless the claim for indemnification is brought within the time limit set forth in Section 18.6, (b) no claim may be brought by any party entitled to indemnification under this Article XIII unless and until the aggregate cumulative amount to which such party is entitled equals or exceeds $50,000, and (c) no party shall be obligated to make any indemnification in excess of 50% of the value of the Merger Consideration.

13.6 TAX BENEFITS; INSURANCE PROCEEDS. The total amount of any indemnity payments owed by one party to another party to this Agreement shall be reduced by any correlative tax benefit received by the party to be indemnified or the net proceeds received by the party to be indemnified with respect to recovery from third parties or insurance proceeds, and such correlative insurance benefit shall be net of the insurance premium, if any, that becomes due as a result of such claim.

13.7 PAYMENT OF INDEMNIFICATION OBLIGATION. In the event that the Stockholders have an indemnification obligation to Acquiror hereunder, the Stockholders may satisfy such obligation by transferring to Acquiror such number of shares of Acquiror Common Stock owned by the Stockholders having an aggregate fair market value (based on the last reported sale price of Acquiror Common Stock on the Nasdaq National Market or other exchange on which the Acquiror Common Stock is then listed or the last quoted ask price on any over-the-counter market through which the Acquiror Common Stock is then quoted on the last trading day immediately preceding the day on which the Stockholder transfers shares of Acquiror Common Stock to Acquiror hereunder) equal to the indemnification obligation; provided that each of the following conditions are satisfied:

                  13.7.1 The Stockholders shall transfer to Acquiror good, valid and marketable title to the shares of Acquiror Common Stock, free and clear of all adverse claims, security interests, liens, claims, proxies, options, stockholders' agreements and encumbrances;

                  13.7.2 The Stockholders shall make such representations and warranties as to title to the stock, absences of security interests, liens, claims, proxies, options, stockholders' agreements and other encumbrances and other matters as reasonably requested by Acquiror; and

                  13.7.3 The other terms and conditions of any transaction contemplated pursuant to this Section and the effects thereof, including any legal or tax consequences, shall not have a Material Adverse Effect on Acquiror or its business.

                                   ARTICLE XIV

                                   TERMINATION

14.1 TERMINATION. This Agreement may be terminated and the Merger and the Acquisition may be abandoned:

                  14.1.1 at any time prior to the Closing Date by mutual agreement of all parties;

                  14.1.2 at any time prior to the Closing Date by Acquiror if any material representation or warranty of the Company or the Stockholders contained in this Agreement or in any certificate or other document executed and delivered by the Company or the Stockholder pursuant to this Agreement is or becomes untrue or breached in any material respect or if the Company or the Stockholders fail to comply in any material respect with any covenant or agreement contained herein, and any such misrepresentation, noncompliance or breach is not cured, waived or eliminated within 20 days after receipt by the Company of written notice thereof;

                  14.1.3 at any time prior to the Closing Date by the Company or the Stockholders if any material representation or warranty of Acquiror contained in this Agreement or in any certificate or other document executed and delivered by Acquiror pursuant to this Agreement is or becomes untrue or breached in any material respect or if Acquiror fails to comply in any material respect with any covenant or agreement contained herein, and any such misrepresentation, noncompliance or breach is not cured, waived or eliminated within 20 days after receipt by Acquiror of written notice thereof; or

                  14.1.4 by Acquiror or the Company or the Stockholders if the Merger shall not have been consummated by March 31, 1998, which, with the exception of Access Corporation, coincides with similar provisions for all Target Companies.

14.2 EFFECT OF TERMINATION. In the event this Agreement is terminated pursuant to Sections 14.1.2 or 14.1.3 above, Acquiror, and the Company and the Stockholders, shall each be entitled to pursue, exercise and enforce any and all remedies, rights, powers and privileges available at law or in equity. In the event of a termination of this Agreement under the provisions of this Article or Section 8.4, a party not then in material breach of this Agreement shall stand fully released and discharged of any and all obligations under this Agreement; provided, however, that if a termination of this Agreement occurs pursuant to the last sentence of Section 8.2, the parties hereto shall stand fully released and discharged of any and all obligations under this Agreement.


                                   ARTICLE XV

                    NONDISCLOSURE OF CONFIDENTIAL INFORMATION

15.1 NONDISCLOSURE. Each Stockholder recognizes and acknowledges that he had in the past, currently has, and in the future may possibly have, access to certain Confidential Information of the Company and Acquiror that is valuable, special and unique assets of the Company's and Acquiror's respective businesses. Acquiror acknowledges that it has had in the past, currently has, and in the future may possible have, access to certain Confidential Information of the Company that is valuable, special and unique assets of the Company's business. Each Stockholder, the Company, and Acquiror agree that they will not disclose such Confidential Information to any person, firm, corporation, association or other entity for any purpose or reason whatsoever, except (a) to authorized representatives of Acquiror, the Company and such Stockholder and (b) to their counsel and other advisers, provided that such advisers (other than counsel) agree to the confidentiality provisions of this Section 15.1, unless (i) such information becomes available to or known by the public generally through no fault of such Stockholder, the Company, or Acquiror, as the case may be, (ii) disclosure is required by law or the order of any governmental authority under color of law, provided, that prior to disclosing any information pursuant to this clause (ii), such Stockholder, the Company, or Acquiror, as the case may be, shall, if possible, give prior written notice thereof to such Stockholder, the Company, and Acquiror and provide such Stockholder, the Company, Acquiror with the opportunity to contest such disclosure, (iii) the disclosing party reasonably believes that such disclosure is required in connection with the defense of a lawsuit against the disclosing party, or (iv) the disclosing party is the sole and exclusive owner of such Confidential Information as a result of the Merger or otherwise. In the event of a breach or threatened breach by a Stockholder of the provisions of this
         Section 15.1, Acquiror and the Company shall be entitled to an injunction restraining the Stockholder from disclosing, in whole or in part, such Confidential Information. Nothing herein shall be construed as prohibiting Acquiror, the Stockholders and the Company from pursuing any other available remedy for such breach or threatened breach, including the recovery of damages.

15.2 DAMAGES. Because of the difficulty of measuring economic losses as a result of the breach of the foregoing covenants, and because of the immediate and irreparable damage that would be caused for which they would have no other adequate remedy, Acquiror, the Company, and the Stockholder agree that, in the event of a breach by any of them of the foregoing covenant, the covenant may be enforced against them by injunctions and restraining orders.

15.3 SURVIVAL. The obligations of the parties under this Article XV shall survive the termination of this Agreement.

                                   ARTICLE XVI

                              TRANSFER RESTRICTIONS

16.1 TRANSFER RESTRICTIONS. Until the expiration of the later of one year from the Closing or such other holding period as may be required under applicable federal or state securities laws, except pursuant to the Registration Rights Agreement and Section 13.7 hereof or by David Sharp solely to a charitable foundation of which a Stockholder is an executive officer upon its agreement to be bound hereby, no Stockholder shall voluntarily (a) sell, assign, exchange, transfer, encumber, pledge, distribute, appoint, or otherwise dispose of (i) any shares of Acquiror Common Stock received by such Stockholder in the Merger, or
         (ii) any interest (including, without limitation, an option to buy or sell) in any such shares of Acquiror Common Stock, in whole or in part, and no such attempted transfer shall be treated as effective for any purpose or (b) engage in any transaction, whether or not with respect to any shares of Acquiror Common Stock or any interest therein, the intent or effect of which is to reduce the risk of owning shares of Acquiror Common Stock. The certificates evidencing the Acquiror Common Stock delivered to the Stockholder pursuant to this Agreement will bear a legend substantially in the form set forth below and containing such other information as Acquiror may reasonably deem necessary or appropriate:

         Except pursuant to the terms of the Registration Rights Agreement and the Agreement and Plan of Merger and Reorganization ("Merger Agreement") between the issuer, the holder of this certificate and the other parties thereto, the shares represented by this certificate may not be voluntarily sold, assigned, exchanged, transferred, encumbered, pledged, distributed, appointed or otherwise disposed of, and the issuer shall not be required to give effect to any attempted voluntary sale, assignment, exchange, transfer, encumbrance, pledge, distribution, appointment or other disposition prior to [date that is one year after the Closing Date.] Upon the written request of the holder of this certificate, the issuer agrees to remove this restrictive legend (and any stop order placed with the transfer agent) after the expiration of the period specified in the Merger Agreement.


                                  ARTICLE XVII

                             FEDERAL SECURITIES LAW
                      RESTRICTIONS ON ACQUIROR COMMON STOCK

17.1 INVESTMENT REPRESENTATION. Each Stockholder acknowledges that the shares of Acquiror Common Stock to be delivered to such Stockholder pursuant to this Agreement have not been and will not be registered under the Securities Act and may not be resold without compliance with the Securities Act. The Acquiror Common Stock to be acquired by such Stockholder pursuant to this Agreement is being acquired solely for his, her or its own account, for investment purposes only and with no present intention of distributing, selling or otherwise disposing of it in connection with a distribution.

17.2 COMPLIANCE WITH LAW. Each Stockholder covenants, warrants and represents that none of the shares of Acquiror Common Stock issued to such Stockholder will be offered, sold, assigned, pledged, hypothecated, transferred or otherwise disposed of except after full compliance with all of the applicable provisions of the Securities Act and the rules and regulations of the SEC and applicable state securities laws and regulations. All certificates evidencing shares of Acquiror Common Stock shall bear the following legend in addition to the legends under Article XVI:

         The shares represented hereby have not been registered under the Securities Act of 1933 (the "Act") and may only be sold or otherwise transferred if the holder hereof complies with the Act and applicable securities law.

In addition, certificates evidencing shares of Acquiror Common Stock shall bear any legend required by the securities or blue sky laws of any state where the Stockholder resides.

17.3 ECONOMIC RISK; SOPHISTICATION. Each Stockholder is able to bear the economic risk of an investment in Acquiror Common Stock acquired pursuant to this Agreement and can afford to sustain a total loss of such investment and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the proposed investment and therefore have the capacity to protect his, her or its own interests in connection with the acquisition of the Acquiror Common Stock. Each Stockholder or its purchaser representatives have had an adequate opportunity to ask questions and receive answers from the officers of Acquiror concerning any and all matters relating to the transactions described in the Registration Statement including, without limitation, the background and experience of the officers and directors of Acquiror, the plans for the operations of the business of Acquiror, and any plans for additional acquisitions and the like. Each Stockholder or its purchaser representatives have asked any and all questions in the nature described in the preceding sentence and all questions have been answered to their satisfaction.

17.4 ACCREDITED INVESTOR STATUS. David Sharp is an "accredited investor" as defined in Rule 501(a) under the Securities Act. David Sharp recognizes that, as an accredited investor, Acquiror is not required to provide him with any particular information or disclosures as a condition to relying upon the Rule 506 exemption from registration under the Securities Act with respect to the issuance of Acquiror Common Stock in the Merger. However, David Sharp acknowledges that he has received and had the opportunity to review the information about Acquiror contained in the Acquiror Disclosure Schedules.

                                  ARTICLE XVIII

                                  MISCELLANEOUS

18.1 AMENDMENT; WAIVERS. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by all the parties hereto. Any waiver of any terms and conditions hereof must be in writing, and signed by the parties hereto. The waiver of any of the terms and conditions of this Agreement shall not be construed as a waiver of any other terms and conditions hereof.

18.2 ASSIGNMENT. Neither this Agreement nor any right created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto, except by Acquiror to a wholly owned subsidiary of Acquiror; provided that any such assignment shall not relieve Acquiror of its obligations hereunder.

18.3 PARTIES IN INTEREST; NO THIRD PARTY BENEFICIARIES. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. Neither this Agreement nor any other agreement contemplated hereby shall be deemed to confer upon any person not a party hereto or thereto any rights or remedies hereunder or thereunder.

18.4 ENTIRE AGREEMENT. This Agreement and the agreements contemplated hereby constitute the entire agreement of the parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

18.5 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

18.6 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties and covenants contained herein, including all statements contained in any certificate, exhibit or other instrument delivered pursuant to this Agreement by or on behalf of the Company, the Stockholders, or Acquiror, as the case may be, shall survive the Closing until the first anniversary of the Closing Date.

18.7 GOVERNING LAW. This agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the substantive laws (but not the rules governing conflicts of laws) of the State of Ohio.

18.8 CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

18.9 GENDER AND NUMBER. When the context requires, the gender of all words used herein shall include the masculine, feminine and neuter and the number of all words shall include the singular and plural.

18.10 REFERENCE TO AGREEMENT. Use of the words "herein", "hereof", "hereto" and the like in this Agreement shall be construed as references to this Agreement as a whole and not to any particular Article, Section or provision of this Agreement, unless otherwise noted.

18.11 CONFIDENTIALITY; PUBLICITY AND DISCLOSURES. Each party shall keep this Agreement and its terms confidential, and shall make no press release or public disclosure, either written or oral, regarding the transactions contemplated by this Agreement without the prior knowledge and consent of the other parties hereto; provided that the foregoing shall not prohibit any disclosure (a) by press release, filing or otherwise that Acquiror has determined in its good faith judgment to be required by federal securities laws or the rules of the National Association of Securities Dealers, (b) to attorneys, accountants, investment bankers or other agents of the parties assisting the parties in connection with the transactions contemplated by this Agreement and
         (c) by Acquiror in connection with the conduct of its Initial Public Offering and conducting an examination of the operations and assets of the Company; provided that Acquiror shall promptly provide notice to the Company of any release made under this Section 18.11. In the event that the transactions contemplated hereby are not consummated for any reason whatsoever, the parties hereto agree not to disclose or use any Confidential Information they may have concerning the affairs of the other parties, except for information that is required by law to be disclosed; provided that should the transactions contemplated hereby not be consummated, nothing contained in this Section shall be construed to prohibit the parties hereto from operating businesses in competition with each other so long as no party discloses or uses any such Confidential Information in connection therewith.

18.12 NOTICE. Whenever this Agreement requires or permits any notice, request, or demand from one party to another, the notice, request, or demand must be in writing to be effective and shall be deemed to be delivered and received (i) if personally delivered or if delivered by telex, telegram, facsimile or courier service, when actually received by the party to whom notice is sent or (ii) if delivered by mail (whether actually received or not), at the close of business on the third business day next following the day when placed in the mail, postage prepaid, certified or registered, addressed to the appropriate party or parties, at the address of such party set forth below (or at such other address as such party may designate by written notice to all other parties in accordance herewith):


             If to Acquiror:         Universal Document Management Systems, Inc.
                                     8044 Montgomery Road, Suite 700
                                     Cincinnati, Ohio 45236
                                     Attn.: Terry L. Theye

             with a copy to:         Dinsmore & Shohl LLP
                                     1900 Chemed Center
                                     255 East Fifth Street
                                     Cincinnati, Ohio 45202
                                     Fax No.: (513) 977-8141
                                     Attn:    Charles F. Hertlein, Jr.

             If to the Company
             or the Stockholders:    Synergis Technologies, Inc.
                                     427 California Road
                                     Quakertown, PA 18951
                                     Attn:  David Sharp

             with a copy to:         Alan I. Goldberg
                                     2828 Charter Road, Suite 101
                                     Philadelphia, PA 19154

18.13 CHOICE OF FORUM. Each of the parties hereto shall be subject to the in personam jurisdiction of any state or federal court located in Hamilton County, State of Ohio.

18.14 NO WAIVER; REMEDIES. No party hereto shall by any act (except by written instrument pursuant to Section 18.1 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default in or breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any party hereto, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No remedy set forth in this Agreement or otherwise conferred upon or reserved to any party shall be considered exclusive of any other remedy available to any party, but the same shall be distinct, separate and cumulative and may be exercised from time to time as often as occasion may arise or as may be deemed expedient.

18.15 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

18.16 COSTS, EXPENSES AND LEGAL FEES. Whether or not the transactions contemplated hereby are consummated, each party hereto shall bear its own costs and expenses (including attorneys' fees) incurred in connection with the transactions contemplated herein.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                        ACQUIROR:
                                        UNIVERSAL DOCUMENT MANAGEMENT
                                        SYSTEMS, INC.


                                        By:
                                           -------------------------------------
                                                 Terry L. Theye, President

                                        COMPANY:
                                        SYNERGIS TECHNOLOGIES, INC.


                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------


                                        STOCKHOLDERS:


                                        ----------------------------------------
                                        Janet Kiehart


                                        ----------------------------------------
                                        William Stamp


                                        ----------------------------------------
                                        David Sharp

                                   ATTACHMENTS

Exhibit 1.1.21               List of Target Companies
Exhibit 2.8.1                Merger Consideration
Exhibit 8.3                  Stockholder Employment Agreement(s)
Exhibit 9.4                  Form of Opinion of Company Counsel
Exhibit 10.3.1               Form of Opinion of Acquiror Counsel
Exhibit 11.1.11              Registration Rights Agreement


                                       ***

Company Disclosure Schedules:

         Schedule 3.1               Organization and Good Standing
         Schedule 3.2               Capitalization
         Schedule 3.3               Transactions in Capital Stock
         Schedule 3.4               Continuity of Business Enterprise
         Schedule 3.5               Corporate Records
         Schedule 3.6               Authorization and Validity
         Schedule 3.7               No Violation
         Schedule 3.8               Consents
         Schedule 3.9               Financial Statements
         Schedule 3.10              Liabilities and Obligations
         Schedule 3.11              Employee Matters
         Schedule 3.12              Employee Benefit Plans
         Schedule 3.13              Absence of Certain Changes
         Schedule 3.14              Title; Leased Assets
         Schedule 3.15              Commitments
         Schedule 3.16              Insurance
         Schedule 3.17              Proprietary Rights and Information
         Schedule 3.18              Taxes
         Schedule 3.19              Compliance with Laws
         Schedule 3.20              Finder's Fee
         Schedule 3.21              Litigation
         Schedule 3.22              Condition of Fixed Assets
         Schedule 3.23              Distributions and Repurchases
         Schedule 3.24              Banking Relations
         Schedule 3.25              Ownership Interests of Interested Persons; Affiliations
         Schedule 3.26              Investments in Competitors
         Schedule 3.27              Environmental Matters
         Schedule 3.28              Certain Payments
         Schedule 3.29              No Affiliation with NASD Member

         Schedule 4.1               Validity; Stockholder Capacity
         Schedule 4.2               No Violation
         Schedule 4.3               Personal Holding Company; Control of Related Businesses
         Schedule 4.4               Transfers of the Company Capital Stock
         Schedule 4.5               Consents
         Schedule 4.6               Certain Payments
         Schedule 4.7               Finder's Fee
         Schedule 4.8               Ownership of Interested Persons; Affiliations
         Schedule 4.9               Investments in Competitors
         Schedule 4.10              Disposition of Acquiror Shares

Acquiror Disclosure Schedules:

         Schedule 5.1               Organization and Good Standing
         Schedule 5.2               Capitalization
         Schedule 5.3               Corporate Records
         Schedule 5.4               Authorization and Validity
         Schedule 5.5               No Violation
         Schedule 5.6               Finder's Fee
         Schedule 5.7               Capital Stock
         Schedule 5.8               Continuity of Business Enterprise
         Schedule 5.9               Consents
         Schedule 5.10              Proprietary Rights and Information
         Schedule 5.11              Taxes
         Schedule 5.12              Litigation
         Schedule 5.13              Ownership Interests of Interested Persons; Affiliations
         Schedule 5.14              Investments in Competitors
         Schedule 5.15              Certain Payments
         Schedule 5.16              Commitments; Defaults
         Schedule 5.17              Acquiror Financial Statements
         Schedule 5.18              Liabilities and Obligations
         Schedule 5.19              Employee Matters
         Schedule 5.20              Absence of Certain Changes

         Business Plan
         Acquiror Financial Statements
         Proforma Financial Statements
         Risk Factors